UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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Watson Pharmaceuticals, Inc.
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          , 2011

To Our Stockholders:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of Watson Pharmaceuticals, Inc. The annual meeting will be held at the Sheraton Parsippany Hotel located at 199 Smith Road, Parsippany, New Jersey on May 13, 2011 at 9:00 a.m. local time.

In connection with the annual meeting, we have prepared a Notice of Annual Meeting of Stockholders, a proxy statement, and our 2010 Annual Report to Stockholders, which provides detailed information relating to our activities and operating performance. This year we are pleased to be taking advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. On or about               , 2011, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials online. This Notice and the proxy statement describe the matters to come before the annual meeting. During the annual meeting, we will also review the activities of the past year and items of general interest about the company.

We appreciate your continued interest and support as a Watson Pharmaceuticals, Inc. stockholder. We hope that you will be able to attend the annual meeting in person and we look forward to seeing you. For your convenience, we are also offering a webcast of the annual meeting. The webcast will be available by accessing www.watson.com shortly before the annual meeting time. You may also listen to a replay of the webcast on our website for thirty days after the end of the annual meeting.

You may vote your shares in person at the annual meeting. Whether or not you plan to attend the annual meeting, you may also vote your shares: (i) by accessing the Internet site described in the Notice provided to you, (ii) by calling the toll-free telephone number listed at the Internet site (or, depending on the voting process used by your broker or nominee, pursuant to the instructions on the notice, proxy card or voting instruction form they provide to you) or (iii) by requesting a paper copy of the proxy materials and marking, dating and signing a proxy card and returning it in the accompanying postage paid envelope as quickly as possible. Your vote is important!

Sincerely,

Paul M. Bisaro
President and Chief Executive Officer

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WATSON PHARMACEUTICALS, INC.
Morris Corporate Center III
400 Interpace Parkway
Parsippany, New Jersey 07054

2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 13, 2011

Notice of Annual Meeting of Stockholders:

You are hereby notified that the 2011 Annual Meeting of Stockholders (the “Meeting”) of Watson Pharmaceuticals, Inc. (the “Company”) will be held at Sheraton Parsippany Hotel located at 199 Smith Road, Parsippany, New Jersey at 9:00 a.m. local time, on May 13, 2011, for the following purposes:

1. To elect Michael J. Fedida, Albert F. Hummel, Catherine M. Klema and Anthony Selwyn Tabatznik as members of the Board of Directors to hold office until the 2014 Annual Meeting or until each of their respective successors is duly elected and qualified.

2. To approve an amendment and restatement of the Company’s articles of incorporation to provide for the declassification of the Board of Directors and to delete certain provisions from the articles of incorporation.

3. To approve the Fourth Amendment and Restatement of the 2001 Incentive Award Plan.

4. To take an advisory (nonbinding) vote to approve Named Executive Officer compensation.

5. To take an advisory (nonbinding) vote on the frequency of future advisory votes to approve Named Executive Officer compensation.

6. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

7. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 18, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Only stockholders of record at the close of business on March 18, 2011 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Your attention is directed to the attached proxy statement for more complete information regarding the matters to be acted upon at the Meeting.

You may vote your shares in person at the Meeting. Whether or not you plan to attend the Meeting, you may also vote your shares: (i) by accessing the Internet site described in the Notice provided to you, (ii) by calling the toll-free telephone number listed at the Internet site (or, depending on the voting process used by your broker or nominee, pursuant to the instructions on the notice, proxy card or voting instruction form they provide to you) , or (iii) by requesting a paper copy of the proxy materials and marking, dating and signing a proxy card and returning it in the accompanying postage paid envelope as quickly as possible.

By Order of the Board of Directors

David A. Buchen, Secretary

Parsippany, New Jersey
          , 2011

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PROXY STATEMENT

General

This proxy statement and the accompanying proxy are furnished to stockholders of Watson Pharmaceuticals, Inc. (“Watson,” the “Company,” “we,” “us” and “our”) in connection with the solicitation of proxies by our Board of Directors for use at the 2011 Annual Meeting of Stockholders (the “Meeting”) to be held at the Sheraton Parsippany Hotel located at 199 Smith Road, Parsippany, New Jersey at 9:00 a.m. local time on May 13, 2011 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Directions to the Meeting can be viewed at www.starwoodhotels.com.

In connection with the Meeting, we have prepared a Notice of Annual Meeting of Stockholders, a proxy statement, and our 2010 Annual Report to Stockholders, which provides detailed information relating to our activities and operating performance. This year we are pleased to be taking advantage of Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials over the Internet. On April   , 2011, we mailed to our stockholders a Notice Regarding the Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials online. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice. We believe electronic delivery will expedite the receipt of materials, while lowering costs and reducing the environmental impact of our Meeting by reducing printing and mailing of full sets of materials.

If you receive a Notice by mail, you will not receive a printed copy of the materials, unless you specifically request one. However, the Notice contains instructions on how to receive a paper copy of the materials by mail, by telephone or electronically. If you have received paper copies of these materials, a proxy card will also be enclosed.

Whether or not you plan to attend the Meeting, we encourage you to vote your shares. You may vote:

• via Internet;

• by telephone;

• by mail; or

• in person at the Meeting.

If you plan to attend the Meeting in person, you must provide proof of share ownership, such as an account statement, and a form of personal identification in order to be admitted to the Meeting.

Stockholders of record at the close of business on March 18, 2011 (the “record date”) are entitled to notice of and to vote at the Meeting. On such date, there were outstanding           shares of our common stock, par value $0.0033 per share. In deciding all questions, each holder of common stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 13, 2011.

This proxy statement and our 2010 Annual Report to Stockholders and the means to vote by Internet are available on our website at www.watson.com/proxy2011 and at www.proxyvote.com. Our website also contains the following documents: the Notice of Annual Meeting of Stockholders, this proxy statement and proxy card sample, and the 2010 Annual Report to Stockholders. You are encouraged to review all of the important information contained in the proxy materials before voting.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Voting by Internet, Telephone, Mailed Proxy or in Person

The method of voting by proxy differs for shares held as a record holder and shares held in “street name.” If you hold your shares of common stock as a record holder and you are viewing this proxy statement on the Internet, you may vote by submitting a proxy over the Internet by following the instructions on the website referred to in the Notice previously mailed to you. If you hold your shares of common stock as a record holder and you are reviewing a paper copy of this proxy statement, you may vote by completing, dating and signing the proxy card that was included with the proxy statement and promptly returning it in the preaddressed, postage-paid envelope provided to you, or otherwise mailing it to us. You may also vote by attending the Meeting and voting in person.

If you hold your shares of common stock in “street name,” which means your shares are held of record by a broker, bank or nominee, you will receive a Notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet and may also permit you to submit your voting instructions by telephone. In addition, you may request paper copies of the proxy statement and proxy card from your broker, bank or nominee by following the instructions on the Notice provided by your broker, bank or nominee. If you hold your shares in “street name,” you will need to obtain a legal proxy from your bank, broker or nominee in order for you to vote in person at the Meeting.

Your vote is very important. Accordingly, please submit your proxy whether or not you plan to attend the Meeting in person. You should vote your proxy even if you plan to attend the Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed.

The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on May 12, 2011. Stockholders who vote through the Internet or telephone should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.

Revocation of Proxy

A stockholder of record may revoke his or her proxy in one of four ways at any time before the proxy is voted at the Meeting.

1. The stockholder may send a notice in writing, with a date later than the date of the proxy, to our Secretary revoking the proxy.

2. The stockholder may attend the Meeting and vote in person. Attendance at the Meeting will not, by itself, revoke a proxy.

3. The stockholder may execute a proxy, relating to the same shares, with a later date and deliver it to our Secretary before the voting at the Meeting.

4. The stockholder may submit another proxy by telephone or the Internet (your latest telephone or Internet voting instructions will be followed).

Any such notices and new proxies that are sent by mail should be sent to Watson Pharmaceuticals, Inc., Corporate Secretary, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

Persons who hold their shares through a bank, brokerage firm or other nominee, may revoke their proxy by following the requirements of their bank or broker, or may vote in person at the Meeting by obtaining a legal proxy from their bank or broker.

Solicitation of Proxies

All expenses incurred in the solicitation of proxies will be borne by us. In addition to the use of the mail, proxies may be solicited on our behalf by our directors, officers and employees, who will receive no additional consideration for such services. Upon request, Brokers, custodians, nominees and other stockholders of record may forward copies of the Notice, and if requested, the proxy statement and other soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. We will reimburse brokers, custodians and nominees for their reasonable expenses.

Quorum and Voting

At the close of business on March 18, 2011,           shares of our common stock were outstanding and entitled to vote. Votes cast by proxy (including through the Internet or by telephone) or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting who will determine whether or not a quorum is present. The presence, in person or by proxy, of the holders of a majority of our common stock outstanding and entitled to vote at a meeting of stockholders is necessary in order to constitute a quorum for the conduct of business at the Meeting.

Brokers or other nominees who hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that the New York Stock Exchange (the “NYSE”) determines to be “non-routine,” without specific instructions from the beneficial owner. If a proxy is received but marked abstention or if a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter and has not been instructed on how to vote (i.e. “broker non-votes”), those shares will be considered as present and entitled to vote for purposes of determining the presence of a quorum. Under NYSE rules, the ratification of accountants is generally considered to be a routine proposal, and therefore, your broker can vote on Proposal No. 6 without instructions from you. However, with respect to the other proposals, all of which deal with “non-routine” matters, your broker will not be able to vote your shares without specific instructions from you.

A properly submitted proxy (including through the Internet or by telephone) that is received before the polls are closed at the Meeting and that is not revoked will be voted in the manner directed by the stockholder submitting the proxy. If no direction is made, such proxy will be voted:

•	FOR the election of Michael J. Fedida, Albert F. Hummel, Catherine M. Klema and Anthony Selwyn Tabatznik as our directors;

•	FOR the approval of an amendment and restatement of the Company’s articles of incorporation to provide for the declassification of the Board of Directors and to delete certain provisions from the articles of incorporation;

•	FOR the approval of the Fourth Amendment and Restatement of the 2001 Incentive Award Plan;

•	FOR a non-binding recommendation to approve our Named Executive Officer compensation;

•	FOR a non-binding recommendation to hold an annual advisory vote on our Named Executive Officer compensation; and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented for consideration at the Meeting. However, if other proper matters are presented at the Meeting, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

The enclosed proxy gives each of Paul M. Bisaro and David A. Buchen discretionary authority to vote your shares in accordance with his best judgment with respect to all additional matters that might come before the Meeting.

“Householding”

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name will receive only one copy of the Notice and, upon request, our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to receive individual copies. If you share an address with another stockholder and prefer to receive separate copies of the Notice or our proxy materials, please mail your request to Watson Pharmaceuticals, Inc., Investor Relations, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

Information on Our Website

Information on our website, other than our proxy statement and form of proxy, is not part of the proxy soliciting material and is not incorporated into this proxy statement by reference.

Assistance

If you need assistance in submitting your proxy or have questions regarding the Meeting, please contact our investor relations department at 1-973-355-8488 or info@watson.com or write to: Investor Relations, at Watson Pharmaceuticals, Inc., Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Under our bylaws, the Board of Directors must consist of between seven and fifteen directors, with the exact number determined by the Board of Directors. The Board of Directors has set the current number of authorized directors at eleven. There are no vacant positions on the Board of Directors.

Our articles of incorporation provide that the Board of Directors will be divided into three classes. One class is elected each year for a three-year term, expiring at our annual meeting of stockholders. If the amendment and restatement of our articles of incorporation is approved, directors elected after this year’s Meeting will be elected annually for one-year terms expiring at the next succeeding annual meeting. Accordingly, when the terms of our Class II, Class III and Class I directors expire in 2012, 2013 and 2014, respectively, they will stand for election annually, rather than every three years.

At the Meeting, four directors, who will comprise the Class I directors, are to be elected to serve until the 2014 Annual Meeting or until their successors are duly elected and qualified.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Michael J. Fedida, Albert F. Hummel, Catherine M. Klema and Anthony Selwyn Tabatznik for reelection as Class I directors.

Our Class II directors, Jack Michelson, Ronald R. Taylor and Andrew L. Turner, are scheduled to serve as directors until the 2012 Annual Meeting.

Our Class III directors, Paul M. Bisaro, Christopher W. Bodine, Michel J. Feldman and Fred G. Weiss are scheduled to serve as directors until the 2013 Annual Meeting.

Information about the nominees for director and our directors whose term of office will continue after the Meeting is set forth in the following paragraphs and is based on information provided to us as of March 2, 2011.

Class I Director Nominees for Election at the Meeting:

Michael J. Fedida	Director since 1995

Michael J. Fedida, age 64, a registered pharmacist, has served for the past 27 years as an officer and director of several retail pharmacies wholly or partially owned by him, including J&J State Street Pharmacy from 2009 to present, J&J Saint Michael’s Pharmacy from 2005 to present; J&J Pharmacy and Classic Pharmacy from 1987 to present; Perfect Pharmacy from 1980 to 2000; and Phoster Pharmacy from 1985 to 2000. Mr. Fedida has been a director of Arbor Pharmaceuticals, Inc., a pediatric pharmaceutical company, since March 2010. Mr. Fedida served on the Board of Directors of Circa Pharmaceuticals, Inc. (“Circa”), from 1988 to 1995, at which time Circa was acquired by us. Mr. Fedida was a Director of Bradley Pharmaceuticals, Inc., a specialty pharmaceutical company, from April 2004 to February 21, 2008. The Board concluded that Mr. Fedida should serve as a director because of his decades of experience as a practicing pharmacist and manager of a number of pharmacy businesses, which help him to bring the perspective of pharmacists and customers to the deliberations of the Board.

Albert F. Hummel	Director since 1986

Albert F. Hummel, age 66, has been our director since March 1986, except for a period from July 1991 to October 1991. Mr. Hummel has been President of Pentech Pharmaceuticals, Inc., a development stage pharmaceutical company, since July 1998 and CEO and Director of Cobrek Pharmaceuticals, Inc., a private venture- backed pharmaceutical research and development firm and an affiliate of Pentech, since May 2008. Since November 2005, Mr. Hummel has been a director for Obagi Medical Products, Inc., a specialty pharmaceutical company focused on the aesthetic and therapeutic skin health markets. Mr. Hummel was appointed interim President and Chief Executive Officer of Obagi on October 8, 2010. Additionally, Mr. Hummel served as a partner in Affordable Residential Communities, a property management firm, from January 1994 through March 2006. The Board concluded that Mr. Hummel should serve on the Board because he brings extensive capital markets and strategic planning experience to our Board.

Catherine M. Klema	Director since 2004

Catherine M. Klema, age 52, is currently President of Nettleton Advisors LLC, a consulting firm established by Ms. Klema in 2001. Ms. Klema served as Managing Director, Healthcare Investment Banking, at SG Cowen Securities from 1997 to 2001. While at SG Cowen, Ms. Klema had advised us on investment banking matters. Ms. Klema also served as Managing Director, Healthcare Investment Banking, at Furman Selz LLC from 1994 until 1997, and was employed by Lehman Brothers from 1987 until 1994. Ms. Klema has been a director of Pharmaceutical Product Development, Inc., a global contract research organization, since 2000. The Board concluded that Ms. Klema’s qualifications for service on our Board include her background in healthcare investment banking and her knowledge of the business of pharmaceutical research and development.

Anthony Selwyn Tabatznik	Director since 2009

Anthony Selwyn Tabatznik, age 63, was a founder of the Arrow Group, an international group of generic pharmaceutical companies, and served as a director of the parent company of the Arrow Group from 2003 through our acquisition of the Arrow Group in 2009. Mr. Tabatznik was also a founder of another international group of generic pharmaceutical companies, originally known as the Generic Group BV, which started operations in the early 1980s and which, following its purchase by Merck KGaA in 1994, became known as the Merck Generics Group BV. Mr. Tabatznik served as a director of Merck Generics Group BV until 1999. The Board concluded that Mr. Tabatznik should serve on the Board because of his lengthy experience as the founder of numerous successful generic pharmaceutical businesses, including the Arrow Group, as well as his global perspective on our industry.

The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

Required Vote for Election of Directors

Persons nominated to serve on our Board of Directors in an uncontested election must receive a greater number of votes cast “FOR” than votes cast “AGAINST” in order to be elected, or re-elected, to the Board of Directors. Accordingly, abstentions will not affect the outcome of the election of directors. Proxies cannot be voted for a greater number of persons or different persons than the nominees named.

Please note that if your broker holds your common stock in “street name,” your broker will not vote your shares on the election of directors, and broker non-votes will result, unless you provide your voting instructions over the internet, by telephone or mail as directed in the Notice sent to you by your broker. Broker non-votes will not affect the outcome of the election of directors.

The Board of Directors unanimously recommends a vote FOR the election of Michael J. Fedida, Albert F. Hummel, Catherine M. Klema and Anthony Selwyn Tabatznik.

Class II Directors whose Terms Expire at the 2012 Annual Meeting:

Jack Michelson	Director since 2002

Jack Michelson, age 76, was our consultant from February 2001 to June 2003. Mr. Michelson served for 24 years as an officer of G.D. Searle & Co., a pharmaceutical company, as the Corporate Vice President and President, Technical Operations from 1993 to 2001; Senior Vice President of Technical Operations from 1981 to 1993; and Vice President of Production and Engineering from 1977 to 1981. The Board concluded that Mr. Michelson should serve as a member of our Board because of his deep knowledge of the operational, technical and regulatory aspects of our business.

Ronald R. Taylor	Director since 1994

Ronald R. Taylor, age 63, has been President of Tamarack Bay, LLC, a private consulting firm, since 2001. Mr. Taylor has been a director of Red Lion Hotels Corporation, a hotel operating company, since 1998 and a director of ResMed Inc., a medical device manufacturer, since 2005. Mr. Taylor was a limited partner of Enterprise Partners

Venture Capital (“Enterprise”), a venture capital firm, from April 2001 until September 2002, and was formerly a general partner of Enterprise from April 1998 to March 2001. Mr. Taylor was also a consultant to Cardinal Health, Inc., a provider of healthcare products and services, from May 1996 to May 2002. The Board concluded that Mr. Taylor’s qualifications to serve on our Board of Directors include his experience as a founder of a successful business and his expertise in evaluating and investing in healthcare companies.

Andrew L. Turner	Director since 1997

Andrew L. Turner, age 64, was appointed as the Chairman of our Board in May 2008. He also serves as Manager and Chief Executive Officer of Trinity Health Systems, an owner of senior housing properties founded by Mr. Turner in 2009. Mr. Turner has also been a director of The Sports Club Company, Inc., an upscale workout company, since September 1994. Mr. Turner has been a director of Streamline Health Solutions, a provider of software for document solutions in hospitals, since 2007. The Board concluded that Mr. Turner’s primary qualifications for service on our Board include his extensive experience as a healthcare entrepreneur and his deep knowledge of our Company and business.

Class III Directors whose Terms Expire at the 2013 Annual Meeting:

Paul M. Bisaro	Director since 2007

Paul M. Bisaro, age 50, has served as our President and Chief Executive Officer and on our Board of Directors since 2007. Prior to joining us, Mr. Bisaro was President, Chief Operating Officer and a member of the Board of Directors of Barr Pharmaceuticals, Inc., a global specialty pharmaceutical company (“Barr”), from 1999 to 2007. Between 1992 and 1999, Mr. Bisaro served as General Counsel of Barr and from 1997 to 1999 served in various additional capacities including Senior Vice President — Strategic Business Development of Barr. Prior to joining Barr, he was associated with the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds from 1989 to 1992. Mr. Bisaro received his undergraduate degree in General Studies from the University of Michigan in 1983 and a Juris Doctor from Catholic University of America in Washington, D.C. in 1989. The Board concluded that Mr. Bisaro should serve on the Board because of his experience as a senior executive in our industry, his knowledge of our Company and its day-to-day operations and his strong strategic vision for the Company.

Christopher W. Bodine	Director since 2009

Mr. Bodine, age 55, retired from CVS Caremark in January 2009 after 24 years with CVS. Prior to his retirement, Mr. Bodine served as President, Healthcare Services of CVS Caremark Corporation, where he was responsible for strategy, business development, trade relations, sales and account management, pharmacy merchandising, marketing, information technology and Minute Clinic. Prior to the merger of CVS Corporation and Caremark Rx, Inc. in March 2007, Mr. Bodine served for several years as Executive Vice President — Merchandising and Marketing of CVS Corporation. Mr. Bodine has also been active in the pharmaceutical industry serving on a number of boards and committees, including the Healthcare Leadership Council, RI Quality Institute, National Retail Federation, National Association of Chain Drug Stores (NACDS), and the NACDS Pharmacy Affairs and Leadership Committees. The Board concluded that Mr. Bodine should serve on the Board because of his extensive industry experience and knowledge of the needs and operations of our major customers.

Michel J. Feldman	Director since 1985

Michel J. Feldman, age 68, is a member of the law firm of Seyfarth Shaw LLP, where he has practiced since October 2003. Previously, Mr. Feldman was a member of the law firm of D’Ancona & Pflaum LLC, where he practiced from June 1991 to October 2003. Effective October 2003, D’Ancona & Pflaum LLC merged with Seyfarth Shaw LLP. Mr. Feldman is also a certified public accountant (inactive). The Board concluded that Mr. Feldman’s qualifications as a member of our Board of Directors include his legal expertise, business experience and more than 25 years of service as a Director of our Company.

Fred G. Weiss	Director since 2000

Fred G. Weiss, age 69, has been the managing director of FGW Associates, Inc., a consulting firm, since 1997. Mr. Weiss served as Vice President, Planning, Investment and Development of Warner-Lambert from 1983 to 1996 and prior to that served as Vice President and Treasurer of Warner-Lambert from 1979 to 1983, where he was involved in both strategic planning and corporate development. Mr. Weiss is also an Independent Vice-Chairman of the Board and Chairman of the Audit Committee of numerous BlackRock-sponsored mutual funds. In this capacity, and pursuant to BlackRock’s policies, Mr. Weiss has oversight responsibility for finance and accounting matters, and has no responsibility for, or discretion concerning, any of BlackRock’s equity investment decisions. Additionally, Mr. Weiss has been a Director of the Michael J. Fox Foundation for Parkinson’s Research since 2000. The Board concluded that Mr. Weiss is qualified to serve as a member of our Board of Directors because of, among other factors, his financial expertise and experience in strategic planning and corporate development.

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Code of Conduct

Our Board of Directors has adopted Corporate Governance Guidelines. These guidelines address the make-up and functioning of the Board of Directors and its committees, which include determining director independence, criteria for Board membership, and authority to retain independent advisors.

Our Board of Directors has also adopted a Code of Conduct, which applies to all of our Board members and all of our officers and employees. The code sets forth and summarizes certain of our policies related to legal compliance and honest and ethical business practices. The code is intended to comply with the standards set forth in Section 303A.10 of the NYSE’s Listed Company Manual and SEC rules and regulations. Any amendments to, or waivers from, provisions of the Code of Conduct that apply to our directors or executive officers, including our Chief Executive Officer and Chief Financial Officer and persons performing similar functions, will be promptly posted on our website at http://www.watson.com.

You can find links to our Corporate Governance Guidelines and our Code of Conduct under the Investors section of our website at http://www.watson.com.  Copies of these materials are available to stockholders without charge upon request sent to Investor Relations at Watson Pharmaceuticals, Inc., Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

Director Independence

On an annual basis our Board of Directors reviews the independence of all directors and affirmatively makes a determination as to the independence of each director. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with Watson. To assist in making this determination, the Board has adopted independence guidelines, which are designed to conform to, or be more exacting than, the independence requirements set forth in the listing standards of the NYSE. You may find these guidelines on our website at www.watson.com.  In addition to applying these guidelines, the Board considers any and all additional relevant facts and circumstances in making an independence determination.

Our Board has determined that at least a majority of its directors has no direct or indirect material relationship with us (other than as our director) and such directors are independent within the meaning of the independence standards promulgated by the SEC and the NYSE. Specifically, on March 3, 2011, the Board determined, based on our Director Independence Standards and the NYSE standards for independence, that Christopher W. Bodine, Michael Fedida, Michel Feldman, Albert Hummel, Catherine Klema, Jack Michelson, Ronald Taylor, Andrew Turner and Fred Weiss, or nine out of our eleven directors, have no relationship with us that would interfere with the exercise of independent judgment and are independent directors. Mr. Bisaro was determined to be not independent, because he is our President and Chief Executive Officer. Mr. Tabatznik was determined to be not independent because of the fact that, among other things, he served as an employee of the Arrow Group prior to our acquisition of the Arrow Group in 2009 and he is a party to a consulting agreement with us. Mr. Tabatznik is no longer an employee of the Arrow Group.

The relationships and transactions reviewed by the Board included the following:

(i) Mr. Bodine’s service as an employee of CVS Caremark Corporation, a customer of the Company, through January of 2009, including as Special Advisor to the Chief Executive Officer of CVS Caremark Corporation from July 29, 2008 and, prior to that, as Executive Vice President of CVS Caremark Corporation and President — Caremark Pharmacy Services;

(ii) Mr. Fedida’s ownership of pharmacies that from time to time purchase pharmaceuticals from Anda, Inc., one of our subsidiaries that is a wholesaler distributor;

(iii) Ms. Klema’s directorship with Pharmaceutical Product Development, Inc., a contract research organization that has provided services for us in the past;

(iv) Mr. Taylor’s former directorship of 3e Company, a privately-held compliance information services company that has provided services for us in the past; and

(v) Mr. Hummel’s service as a director and President of Pentech Pharmaceuticals, Inc., a development stage pharmaceutical company engaged in the development and commercialization of pharmaceutical products in the areas of urology and the central nervous system.

The Board has determined that these transactions were made in the ordinary course, were below the thresholds set forth in our director independence standards and did not affect the independence of the directors involved.

BOARD OF DIRECTORS AND COMMITTEES

Executive Sessions

We schedule regular executive sessions in which non-management directors meet without management participation. The Chairman of the Board, Mr. Turner, presides at these meetings. We also schedule regular executive sessions in which only independent directors meet.

Communications with the Board of Directors

Any interested party, including any stockholder, wishing to contact the Board of Directors, the presiding director of the non-management director meetings, or any other individual director may do so in writing by sending a letter to:

Chairman, Nominating and Corporate Governance Committee
c/o Corporate Secretary
Watson Pharmaceuticals, Inc.
Morris Corporate Center III
400 Interpace Parkway,
Parsippany, NJ 07054

Our Corporate Secretary reviews all such written correspondence and regularly forwards to the Board of Directors a summary of all correspondence and copies of correspondence that, in the opinion of the Corporate Secretary, deal with the functions of the Board of Directors or its committees, or that the Corporate Secretary otherwise determines requires Board attention.

Leadership Structure

The Board of Directors has determined that having an independent director serve as Chairman of the Board is in the best interest of stockholders at this time. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to the CEO and sets the agenda for Board meetings and presides over meetings of the full Board. We also believe that this structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. We also believe that this leadership structure is preferred by a significant number of our stockholders.

Director Nomination Process

The Nominating and Corporate Governance Committee considers director candidates from diverse sources, including suggestions from stockholders. From time to time, the Nominating and Corporate Governance Committee may engage a third party for a fee to assist in identifying potential director candidates. The Nominating and Corporate Governance Committee looks for candidates who represent a diverse mix of backgrounds and experiences that will enhance the quality of the board’s deliberations and decisions. The backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Specifically, this committee seeks candidates who (a) bring not only direct experience, but also a variety of experience and background, both professionally and personally, (b) will represent the balanced, best interests of the stockholders as a whole rather than special interest groups or constituencies, (c) have a reputation for integrity and (d) satisfy the independence requirements of the NYSE, our Director Independence Standards and applicable law. The Nominating and Corporate Governance Committee’s goal is to have a diverse, balanced and engaged board whose members possess the skills and background necessary to maximize stockholder value in a manner consistent with all legal requirements and the highest ethical standards. Our Corporate Governance Guidelines specify that the value of diversity on the Board should be considered by the Nominating and Corporate Governance Committee in the director identification and nomination process. This committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating and Corporate Governance Committee’s Charter and our Corporate Governance Guidelines, which are published on our website at http://www.watson.com under the Investors section, set forth in further detail the criteria that guide this committee in assessing potential candidates for the Board of Directors.

In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee considers the director’s contributions to the Board and the committees on which such person serves, participation in and attendance at meetings, and any changes in employment status, health, community activity or other factors that may affect the director’s continuing contributions to the Board. The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

The Nominating and Corporate Governance Committee initially evaluates a candidate for nomination to the Board based on information supplied by the party recommending the candidate and any additional public information that may be available. If the initial evaluation is favorable, the Nominating and Corporate Governance Committee gathers additional information on the candidate’s qualifications, availability, probable level of interest and any potential conflicts of interest. If the subsequent evaluation is also favorable, the Nominating and Corporate Governance Committee contacts the candidate directly to better determine each party’s level of interest in pursuing the candidacy and checks the candidate’s references. If, after discussions and meetings, the candidate and the Nominating and Corporate Governance Committee establish a mutual interest in pursuing the candidacy, the committee will make a final recommendation to the Board to nominate the candidate for election by the stockholders (or to select the candidate to fill a vacancy, as applicable). The Nominating and Corporate Governance Committee employs the same process for evaluating all candidates, including those properly submitted by stockholders and will consider stockholder recommendations of candidates on the same basis as it considers all other candidates.

Stockholders wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee may do so by sending the candidate’s name, biographical information and qualifications, together with a consent in writing signed by the recommended nominee that he or she is willing to be considered as a nominee and, if nominated and elected, he or she will serve as a director, to the Chair of the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Watson Pharmaceuticals, Inc., Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054. The submission of a recommendation by a stockholder in compliance with these procedures does not guarantee the selection of the stockholder’s candidate or the inclusion of the candidate in our proxy statement. However, the Nominating and Corporate Governance Committee will consider any such candidate in accordance with the procedures and guidelines as described above and as set forth in the Charter of our Nominating and Corporate Governance Committee and in our Corporate Governance Guidelines.

Board Meetings

During the fiscal year ended December 31, 2010, the Board of Directors held eight meetings and executed one unanimous written consent in lieu of a meeting. Each director attended at least 75 percent of the combined total of (i) all Board of Directors and (ii) all meetings of committees of which the director was a member. We do not have a policy with regard to board members’ attendance at annual meetings. All members of the Board attended our 2010 Annual Meeting of Stockholders. Mr. Weiss attended by telephone.

Committees

The Board of Directors has created four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Regulatory Compliance Committee. The Board of Directors has adopted a charter for each of the four committees. The charters for each committee and other materials related to corporate governance are available under the Investors section of our website at

http://www.watson.com. A copy is also available to stockholders upon request sent to Investor Relations at Watson Pharmaceuticals, Inc., Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

The Audit Committee

We have an Audit Committee currently composed of Michel J. Feldman, Albert F. Hummel, Ronald R. Taylor and Fred G. Weiss. Catherine M. Klema served on this Committee until May 2010, when she was succeeded by Mr. Hummel. All other members of the Audit Committee served as such throughout fiscal year 2010.

Mr. Weiss serves as the Chairman of the Audit Committee. All of the members of the Audit Committee have been determined by the Board of Directors to be “independent” and meet the audit committee independence requirements of the NYSE listing standards and SEC Rule 10A-3. The Board of Directors has determined that all of the current members of the Audit Committee qualify as “audit committee financial experts” within the meaning of the SEC rules, and are financially literate as required under the NYSE listing standards. The functions of the Audit Committee and its activities during fiscal 2010 are described below under the heading “Report of the Audit Committee.” The Audit Committee is directly responsible for the engagement, compensation and oversight of the work of PricewaterhouseCoopers LLP (including resolution of disagreements, if any, between management and PricewaterhouseCoopers LLP regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. During the fiscal year ended December 31, 2010, the Audit Committee met five times and executed one unanimous written consent in lieu of a meeting.

The Board of Directors and Audit Committee will take appropriate action, including reviewing and reassessing the adequacy of the Audit Committee charter annually and periodically, as appropriate, and as conditions dictate.

The Compensation Committee

We have a Compensation Committee currently composed of Christopher W. Bodine, Michael J. Fedida, Catherine M. Klema and Ronald R. Taylor. Ms. Klema and Mr. Taylor were members of the Compensation Committee throughout fiscal year 2010. Mr. Weiss served on this Committee until May 2010, when he was succeeded by Messrs. Bodine and Fedida.

Mr. Taylor serves as the Chairman of the Compensation Committee. All of the members of the Compensation Committee have been determined by the Board of Directors to be “independent” and meet the independence requirements of the NYSE listing standards. Our Board has determined that all current Compensation Committee members qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act and as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code (“IRC”). The primary purpose of the Compensation Committee is to review, approve and evaluate director compensation and senior executive compensation plans, policies and programs for us. The Compensation Committee engaged F.W. Cook, an independent compensation consulting firm, to advise the Compensation Committee during the 2010 fiscal year. F.W. Cook reported directly to the Compensation Committee and the Compensation Committee retains the right to terminate or replace the consultant at any time. F.W. Cook conducted an annual review of our total compensation program for our executive officers and advised the Compensation Committee on such compensation matters as requested by the Compensation Committee. F.W. Cook did not provide other services to the Company in 2010. Additional information on the Compensation Committee’s processes and procedures for consideration of executive compensation, including the role of our chief executive officer, are addressed in the Compensation Discussion and Analysis beginning on page 15. The Compensation Committee met five times and executed two unanimous written consents in lieu of meetings during the fiscal year ended December 31, 2010.

The Nominating and Corporate Governance Committee

We have a Nominating and Corporate Governance Committee currently composed of Christopher W. Bodine, Catherine M. Klema, Jack Michelson and Fred G. Weiss. Ms. Klema and Mr. Weiss served as members of the Nominating and Corporate Governance Committee throughout fiscal year 2010. Mr. Taylor served on this Committee until May 2010, when he was succeeded by Messrs. Bodine and Michelson. Ms. Klema serves as the Chairperson of the Nominating and Corporate Governance Committee. All of the members of the Nominating and Corporate Governance Committee have been determined by the Board of Directors to be “independent” and meet the independence requirements of the NYSE listing standards. The key functions of the Nominating and Corporate Governance Committee are to identify and present qualified candidates to the Board of Directors for election or re-election as directors of the Board and Board of Directors’ committees, ensure that the size and composition of the Board of Directors, its committees, and our Charter and Bylaws are structured in a way that best serves our practices and objectives, develop and recommend to the Board of Directors a set of corporate governance guidelines and principles and periodically review and recommend changes to such guidelines and principles as deemed appropriate, and oversee the evaluation of the Board of Directors and senior management. The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2010.

The Regulatory Compliance Committee

We have a Regulatory Compliance Committee currently composed of Michael J. Fedida, Michel J. Feldman, Albert F. Hummel and Jack Michelson. Each was a member of the Regulatory Compliance Committee throughout fiscal year 2010.

Mr. Michelson serves as the Chairman of the Regulatory Compliance Committee. The primary purpose of the Regulatory Compliance Committee is to assist the Board of Directors with the Board’s oversight responsibilities regarding our compliance with applicable regulatory requirements related to product safety and quality and environmental, health and safety matters. The Regulatory Compliance Committee met two times and executed one unanimous written consent in lieu of a meeting during the fiscal year ended December 31, 2010.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of our Board of Directors is responsible for establishing, implementing and continually monitoring our adherence to our compensation philosophy for our executive officers, including Paul M. Bisaro, our chief executive officer. The Compensation Committee seeks to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive.

Throughout this proxy statement, references to our Named Executive Officers refer to Paul M. Bisaro, our President and Chief Executive Officer, R. Todd Joyce , our Executive Vice President and Chief Financial Officer, G. Frederick Wilkinson, our Executive Vice President, Global Brands, Robert A. Stewart, our Executive Vice President, Global Operations, and David A. Buchen, our Executive Vice President, General Counsel and Secretary.

Executive Summary

2010 was a year of continued success, with the Company achieving a number of key business objectives and net revenue and non-GAAP earnings per share growth, respectively, of 27.7 percent and 12.5 percent during the year. Our record of effectively executing our plans and realizing our financial and business objectives continues from 2009, during which we achieved, respectively, net revenue and non-GAAP earnings per share growth of 10.2 percent and 23.1 percent; and 2008, during which we achieved, respectively, net revenue and non-GAAP earnings per share growth of 1.6 percent and 6.9 percent. These successes have occurred as we have fundamentally expanded and reshaped our Company on a global basis, including through the acquisition of the Arrow Group in December 2009.

We believe that the structure and implementation of our compensation programs for senior executives, including our Named Executive Officers, has helped to contribute to our achieving strong performance. In designing and implementing compensation programs for our Named Executive Officers, our primary objectives are to:

•	Tie their total compensation to their achievement of key financial and business goals;

•	Ensure that cash bonuses and equity awards reflect Company performance and incentivize our Named Executive Officers to focus their efforts on the creation of stockholder value; and

•	Attract and retain the most talented and dedicated executives possible in a competitive labor market.

The Compensation Committee regularly and systematically evaluates individual, departmental, segment and corporate performance to determine the proper structure and mix of executive compensation to support key financial and strategic business objectives while setting executive compensation at levels the Compensation Committee believes are competitive relative to our peer companies. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

During 2010 we continued to allocate a significant percentage of our total compensation to annual cash incentives and long-term equity incentives. Some of the highlights of our 2010 compensation program include, among other things:

•	Maintained unchanged from 2009 the 2010 base salary for our Chief Executive Officer, and generally increased the base salaries of our other Named Executive Officers by 2%, with the exception of Mr. Joyce, who received an increase of 5.89% in connection with his promotion to our Senior Vice President and Chief Financial Officer in 2009 and Mr. Stewart, who received an increase of 11.11% in connection with his promotion to our Executive Vice President, Global Operations in 2010;

•	Set performance targets based on the higher operating performance expectations for 2010, for our annual and long-term incentive plans (with the exception of segment performance for our Global Brands business segment due to the expiration of our distribution rights for the Ferrlecit® product on December 31, 2009, as described below); and

•	Provided for a special bonus opportunity for our Chief Executive Officer based on the successful integration of the Arrow business into our existing operations.

We discuss each of these actions below.

Objectives of Named Executive Officer Compensation Program.

The Compensation Committee’s primary objectives with respect to Named Executive Officer compensation are to:

•	Tie a significant portion of our Named Executive Officers’ total compensation to the achievement of measurable individual and corporate performance goals;

•	Align our Named Executive Officers’ cash and equity incentives with company performance and provide equity incentives that focus our executives’ efforts on the creation of stockholder value; and

•	Attract and retain the most talented and dedicated executives possible in a competitive labor market.

To these ends the Compensation Committee believes that the most effective executive compensation program is one that (i) links a significant portion of an executive’s total compensation to the achievement of specific individual and corporate performance goals, including annual and long-term strategic goals and (ii) provides such compensation in a mix of both cash and equity-based compensation such that our executives continue to have the creation of short- and long-term stockholder value as key objectives. The Compensation Committee evaluates individual, departmental, segment and corporate performance to determine the proper mix of executive total compensation with the goal of setting executive total compensation at levels the Compensation Committee believes are competitive relative to the total compensation paid to similarly situated executives of our peer companies.

As a result of our compensation objectives outlined above, we allocate a significant percentage of our total compensation to annual cash incentives and long-term equity incentives. We have no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee continually reviews many factors, as discussed more fully below, to determine the appropriate level and mix of incentive compensation.

To implement the objectives above, our fiscal 2010 compensation for our Named Executive Officers consisted primarily of the following components (in addition to the retirement, health and welfare plans and programs in which all of our full-time U.S. employees participate and limited perquisites):

Base Salary

•	Provides Named Executive Officers with a degree of financial certainty and stability; and

•	Determined with reference to factors including level of responsibility, individual and Company performance, and peer company benchmarks.

Annual Cash Incentive Awards

•	Intended to directly link a significant amount of annual cash compensation that is at-risk and subject to achievement of measurable annual individual, departmental, business and strategic objectives and corporate and segment financial goals; and

•	Adjusted EBITDA is a primary company-wide measure as it facilitates analysis by management and investors in evaluating the Company’s performance and trends and in comparing our financial performance with that of other companies.

Long-Term Equity Incentives

•	Historically, composed of (i) Time Awards (size of grant based on individual performance and time of service, and not tied to specific financial targets); and (ii) Performance Awards (value of grant based on the Company’s performance during the fiscal year as measured against Adjusted EBITDA targets);

•	Grants in the form of restricted stock, intended to align interests of management with our stockholders, and focus management’s attention on long-term growth and value creation; and

•	Represent an essential tool for attracting and retaining talented professionals and managers.

Compensation Best Practices.

The Compensation Committee designs our compensation program to motivate our Named Executive Officers to achieve short-and long-term financial and strategic goals, in addition to increasing stockholder value, without encouraging excessive risk-taking. The Compensation Committee, with the assistance of our senior management and external advisors including F.W. Cook, the Compensation Committee’s compensation consultant, regularly evaluates and modifies our compensation programs in an effort to incorporate best practices.

In 2010, we retained a number of key practices and plan design elements we believe represent compensation best practices, including:

•	Pay linked to performance;

•	Mix of short- and long-term compensation; and

•	Not granting excise tax gross-ups in new change-in-control agreements, or renewing such provisions in existing agreements as they expire.

In 2011, we have continued to adapt and modify our compensation programs for our Named Executive Officers and others in order to support our business objectives and increase shareholder value while managing risk. New aspects of our compensation programs for our Named Executive Officers in 2011 include:

•	Transition from fixed share number guidelines to fixed dollar value guidelines for granting equity awards;

•	Increased emphasis on performance-based vesting of equity awards, and on the long-term value created for our stockholders, by linking value of equity awards to annual Company financial performance (Adjusted EBITDA) and multi-year Total Shareholder Return relative to our peer company group; and

•	We adopted stock ownership guidelines for our executive officers and directors that require them to hold shares valued as a multiple of their salary.

We discuss each of these changes below.

Determination of Compensation

Role of Executive Officers in Compensation Decisions

On an annual basis, in concert with our chief executive officer, our Named Executive Officers engage in a process whereby they each set individual, departmental and company-wide goals for the year to come. Following the completion of our fiscal year, our Named Executive Officers are formally required to assess whether these goals were achieved and to set values to express the extent to which the Named Executive Officer believes his or her goals were met. Our chief executive officer reviews and discusses these self-assessments with each of our Named Executive Officers and, with the assistance of our human resources department, makes recommendations to the Compensation Committee concerning compensation of the Named Executive Officers. While the Compensation Committee considers these recommendations in determining base salaries, adjustments to base salaries, cash incentive awards and equity-based awards for our Named Executive Officers, it may modify any such recommendations in its discretion. Our Human Resources department also works closely with the Compensation Committee and management to ensure that the Compensation Committee is provided with appropriate information upon which to base its decisions and communicate those decisions to management for implementation.

Independent Compensation Advisor

The Compensation Committee engaged Frederic W. Cook & Co., Inc. (“F.W. Cook”), an independent global executive compensation consulting firm, to advise the committee on matters related to chief executive officer and other executive compensation with respect to 2010. In this capacity, F.W. Cook conducted a benchmark review of our compensation program for our Named Executive Officers and provided the Compensation Committee with relevant market data and structuring alternatives to consider when making compensation decisions.

Working with F.W. Cook, the Compensation Committee compared the elements of our total compensation program against programs provided for similarly situated executives at peer companies, as discussed more fully below. The Compensation Committee generally assesses the competitiveness of our total target and actual direct compensation (salary, bonus and equity) for our Named Executive Officers and other senior executives by comparing these amounts with the total direct compensation paid to similarly situated executives of our peer companies.

In February 2010, F.W. Cook conducted a competitive pay assessment of the compensation of our Named Executive Officers. The assessments were performed using benchmarks from compensation data reported in the then-most recent proxy statements of the following thirteen (13) peer group companies:

Allergan, Inc.
Biogen Idec Inc. (“Biogen”)
Cephalon, Inc. (“Cephalon”)
Endo Pharmaceuticals Inc. (“Endo”)
Forest Laboratories, Inc.
Genzyme Corporation (“Genzyme”)
Hospira, Inc.
King Pharmaceutical, Inc.
Medicis Pharmaceutical Corp. (“Medicis”)
Mylan Laboratories Inc.
Perrigo Company
Valeant Pharmaceuticals International, Inc.
Warner Chilcott PLC (“Warner”)

Since the assessment of compensation performed by Towers Perrin, our former independent compensation advisor, in January 2009, we added Biogen, Cephalon, Endo and Genzyme to our peer group based on our selection criteria of public companies competing primarily in the pharmaceutical sector that had between 50% and 200% of our revenue or our market capitalization at the time of the study. Also since the 2009 compensation assessment, we deleted Barr Pharmaceuticals, Inc. and Biovail Corporation from our peer group because compensation data for these companies is no longer available as a result of their acquisition by Teva Pharmaceutical Industries Ltd. and Valeant Pharmaceuticals International, Inc., respectively. We also deleted K-V Pharmaceutical Company and Par Pharmaceutical Companies, Inc. because they did not meet either the revenue or market capitalization criteria. Except for Medicis, the peer companies met either the revenue or market capitalization criteria. Medicis fell below these criteria but our Compensation Committee retained Medicis in our peer group in order to get additional data points for comparison and because F.W. Cook and the Compensation Committee considered Medicis to be very similar to us in terms of business model and scope of operations. The Compensation Committee does not rely exclusively on peer company comparisons and considers an individual’s experience and market factors on a case-by-case basis.

In assessing competitiveness, F.W. Cook generally considered if a Named Executive Officer’s target compensation was within, above or below the range of competitive market practices. That competitive range was defined as: each of (a) base salary, (b), target total cash compensation and (c) target total direct compensation being within plus or minus 15% of the 50th percentile of the peer group. Mr. Stewart was not employed in his current position as the Company’s Executive Vice President, Global Operations at the time that F.W. Cook performed its compensation analysis in February 2010. As a result, the compensation consultant’s analysis did not include Mr. Stewart. F.W. Cook’s February 2010 study indicated that target compensation for our Named Executive Officers compared to the competitive range as shown in the following table:

		Target Total Cash	Target Total Direct
	Base	Compensation(1)	Compensation(2)
Named Executive Officer and Title	Salary	Target	Target

Paul M. Bisaro	Within	Within	Below
President and Chief Executive Officer
R. Todd Joyce	Below	Below	Below
Executive Vice President and Chief Financial Officer
Former Vice President, Corporate Controller and Treasurer
G. Frederick Wilkinson	Above	Within	Within
Executive Vice President, Global Brands
Robert A. Stewart	(3)	(3)	(3)
Executive Vice President, Global Operations
David A. Buchen	Within	Within	Below
Executive Vice President, General Counsel and Secretary

(1)	Target Total Cash Compensation equals base salary plus target annual cash incentive compensation.

(2)	Target Total Direct Compensation equals target Total Cash Compensation plus the expected value of long-term incentive grants, including the expected value of stock options estimated in accordance with Financial Accounting Standards Board Accounting Standards Codification 718 “Compensation — Stock Compensation” as-reported values, restricted stock, and long-term performance plan awards.

(3)	Mr. Stewart was not employed in his current position as the Company’s Executive Vice President, Global Operations at the time that F.W. Cook performed its compensation analysis in February 2010. As a result, the compensation consultant’s analysis did not include Mr. Stewart.

2010 Executive Compensation Components

Base Salary

Base salary provides our Named Executive Officers with a degree of financial certainty and stability. In setting base salaries and determining merit increases for our Named Executive Officers the Compensation Committee takes into account a variety of factors, including:

•	level of responsibility;

•	individual and team performance;

•	internal review of the Named Executive Officer’s compensation, individually and relative to our other officers and executives with similar responsibilities in our peer group;

•	general levels of salaries and salary changes at peer group companies; and

•	our corporate financial results.

With regard to individual and team performance, the Compensation Committee relies to a large extent on our chief executive officer’s evaluation of each other Named Executive Officer’s individual performance. Salary levels are typically reviewed annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to the salaries of our Named Executive Officers are based on the Compensation Committee’s and the chief executive officer’s assessment of the individual’s performance and market conditions.

After taking into consideration (a) the factors listed above, (b) the F.W. Cook competitive pay assessment from February 2010, (c) the recommendations from our chief executive officer in the case of the other Named Executive Officers, in 2010, the Compensation Committee did not change Mr. Bisaro’s base salary and increased Mr. Wilkinson’s base salary by 2%, Mr. Joyce’s base salary by 5.89% and Mr. Buchen’s base salary by 2%. Mr. Joyce’s increase reflected the increased responsibilities he assumed from his recent promotion to become our Chief Financial Officer. Mr. Stewart’s base salary was increased by the Compensation Committee from $450,000 to $500,000 effective July 28, 2010 in conjunction with his promotion from our Senior Vice President, Global Operations to our Executive Vice President, Global Operations. In establishing his base salary, the Compensation Committee considered Mr. Stewart’s then current compensation prior to his promotion, the information contained in the February 2010 F.W. Cook report regarding competitive market practices for compensation of other executives with similar responsibilities in our peer group, and the nature of the roles and responsibilities Mr. Stewart would be expected to assume.

Annual Cash Incentive Awards

The purpose of our annual cash incentive program is to provide cash compensation on an annual basis that is at-risk and contingent on the achievement of measurable annual individual, departmental, business and strategic objectives and corporate and segment financial goals. These cash incentives are intended to link a substantial portion of executive compensation to our performance and provide executive officers with a competitive level of compensation if they achieve their objectives.

Each year, the Compensation Committee adopts guidelines pursuant to which it calculates the annual cash incentive awards available to our Named Executive Officers, subject to the Compensation Committee’s oversight and modification. The Compensation Committee believes that our annual incentive program provides our Named Executive Officers with a team incentive to both enhance our financial performance and perform at the highest level. The terms of these programs are not contained in a formal written plan.

Annual Cash Incentive Awards for our Chief Executive Officer

The Compensation Committee met in February 2010 to discuss the annual cash incentive program for Mr. Bisaro for fiscal year 2010. At this meeting, the Compensation Committee reviewed the then-most recent F.W. Cook competitive pay assessment for its chief executive officer from February 2010, which reflects the fact that the average bonus payment for chief executive officers of companies in our peer group in that assessment was approximately 120% of their base salary. Mr. Bisaro’s target bonus has historically been set at approximately 100% of his salary and the Compensation Committee determined that this continued to be an appropriate amount on the basis of the F.W. Cook competitive pay assessment, the Compensation Committee’s ability to adjust Mr. Bisaro’s target bonus to reflect his performance, and the opportunities provided to Mr. Bisaro from time to time to earn a special bonus in certain instances.

The Compensation Committee also considered our historical and projected revenues and Adjusted EBITDA relative to the appropriate cash incentives for Mr. Bisaro to achieve those projections. For the purpose of measuring Corporate Financial Performance, “Adjusted EBITDA” meant our earnings before interest, taxes, depreciation and amortization, adjusted for share-based compensation, acquisition or licensing related charges, restructuring charges, litigation gains or losses, charges associated with our global supply chain initiative, non-cash charges, gains or losses on debt repurchase, gains or losses on sales of operating assets or securities and such other special items as determined at the discretion of our Board of Directors. The Adjusted EBITDA targets for Mr. Bisaro are pre-established by the Compensation Committee at the commencement of the year and are the same targets as established for the Corporate Financial Performance measure under our annual cash bonus program for our other executive officers. A reconciliation of Adjusted EBITDA to net income for the year ended December 31, 2010 can be found on our Current Report on Form 8-K furnished to the SEC on February 15, 2011.

Based on the factors above, the Compensation Committee adopted an annual cash incentive program pursuant to which Mr. Bisaro was eligible to receive a target cash bonus of $1 million, of which $700,000 was based upon our financial performance in 2010 as measured by Adjusted EBITDA against pre-established targets, and $300,000 was at the discretion of the Compensation Committee, taking into account Mr. Bisaro’s success in 2010 in:

•	Setting and implementing strategies to develop and grow our Global Generic, Global Brands and Distribution business segments;

•	Implementing our cost improvement initiatives, including the integration of our offshore operations;

•	Improving our quality systems and procedures;

•	Identifying and retaining key executives, recruiting key executives and developing succession plans for our senior leaders;

•	Achieving success in new business strategies both globally and in biologics; and

•	Effectively communicating with stockholders and prospective stockholders concerning our business.

The $300,000 objective-based portion of Mr. Bisaro’s target cash bonus was subject to further adjustment by the Compensation Committee of between 0% and 150% based on its assessment of Mr. Bisaro’s individual performance. The Compensation Committee does not assign a specific weight to any given goal and also considers other relevant factors in its sole discretion in making awards under the program.

In March 2011, the Compensation Committee evaluated Mr. Bisaro’s performance under the measures above. Based on our actual Adjusted EBITDA for 2010 of $838.2 million, compared to target Adjusted EBITDA of $788.3 million, and the Compensation Committee’s evaluation of Mr. Bisaro’s achievement of the goals above, the Compensation Committee awarded a cash incentive bonus totaling $1.1 million to Mr. Bisaro for performance in 2010 of which $775,000 was based on the Company’s financial performance as measured by Adjusted EBITDA, and $325,000 was based on his individual performance.

The Compensation Committee revised the annual cash incentive program for Mr. Bisaro for fiscal year 2011. Specifically, under the 2011 program, Mr. Bisaro will be eligible to receive a target cash bonus of $1.2 million based upon our financial performance in 2011 as measured by Adjusted EBITDA. Mr. Bisaro’s actual bonus with respect to 2011 will be further subject to adjustment by the Compensation Committee to be between 0% and 150% of the $1.2 million target amount based on the Compensation Committee’s assessment of Mr. Bisaro’s success in implementing the following strategic goals for 2011:

•	Establishing, refining and implementing strategies to develop and grow our Global Generic, Global Brands and Distribution business segments;

•	Developing and implementing strategies to support investment in the development of biologic products;

•	Implementing strategic and tactical measures and maintaining the high level of corporate focus necessary to enable us to achieve our 2011 business objectives;

•	Continuing to enhance and expand efforts to effectively communicate with stockholders and prospective stockholders concerning our business;

•	Identifying and retaining key executives, recruiting key executives and developing succession plans for our senior leaders; and

•	In addition to executing strategies to support organic growth, continuing efforts to expand our global business through appropriate business development activities.

The Compensation Committee will determine whether and to what extent a bonus will be paid to Mr. Bisaro for fiscal year 2011 after the end of 2011.

Recoupment of Incentive Compensation

Pursuant to Mr. Bisaro’s employment agreement with the Company, in the event of a significant restatement of the Company’s financial statements (other than due to a change in generally accepted accounting rules or their interpretation by the Company’s auditors, or as a result of events the Board determines were beyond Mr. Bisaro’s control and responsibility) occurring at any time up to three years following the termination of Mr. Bisaro’s employment with the Company, the Board will review all compensation that was made to the Executive on the basis of having met or exceeded specific performance targets for performance periods beginning after January 1, 2007 which occur during the restatement period. To the extent permitted by applicable law, the board will seek to recoup from Mr. Bisaro the amount by which his incentive compensation for the relevant period exceeded the lower payment he would have received based on the restated financial results on a net after-tax basis, plus a reasonable rate of interest; provided, however, that the Board shall not seek to recoup incentive compensation paid more than three (3) years before the date such restatement is disclosed. The foregoing would apply to amounts received by Mr. Bisaro in the form of both his annual cash incentive award and his performance-based equity awards.

Annual Cash Incentive Awards for our other Named Executive Officers

The Compensation Committee met in February 2010 to discuss the annual cash incentive program for each of our Named Executive Officers, other than our chief executive officer, for fiscal year 2010. At this meeting, the Compensation Committee reviewed the then-most recent F.W. Cook competitive pay assessment for our Named Executive Officers (other than the chief executive officer) from February 2010. Based on this review, the Compensation Committee established 2010 annual cash bonus targets for each of our Named Executive Officers, other than our chief executive officer, expressed as a percentage of such Named Executive Officer’s base salary. The resulting target bonus percentages were: 50% for Mr. Joyce; 60% for Mr. Wilkinson; 50% for Mr. Stewart; and 50% for Mr. Buchen, which are the same percentages in place for the 2009 bonus program. Mr. Stewart’s target bonus percentage increased from 50% to 60% effective July 28, 2010 in connection with his promotion to Executive Vice President, Global Operations. We determined the target annual cash incentive award for Mr. Stewart in his new position by reference to factors including (i) the F.W. Cook competitive pay assessment, (ii) his compensation history and the need to offer market competitive compensation packages to recruit and retain him and (iii) the nature of the roles and responsibilities he would be expected to assume.

The bonus actually paid to these Named Executive Officers depended primarily on our financial performance in 2010 as measured by pre-established Adjusted EBITDA targets, which we refer to as “Corporate Financial Performance.” Because their responsibilities relate to the Company as a whole rather than a particular business segment, the actual bonus for each of our Named Executive Officers other than Mr. Wilkinson is based on Corporate Financial Performance, without reference to the performance of a specific business segment. Accordingly, the initial adjustment to the target bonus for each of our Named Executive Officers other than Mr. Wilkinson is made on the basis of a multiple reflecting only Corporate Financial Performance. In the case of Mr. Wilkinson, however, 50% of his bonus opportunity is based on our overall Corporate Financial Performance and 50% is based on the contribution of the Global Brands business segment which he leads, which we refer to as “Segment Contribution.” Accordingly, his target bonus amount is first adjusted by a blended multiple reflecting, on a 50-50 basis, actual corporate financial performance and the financial performance of the Global Brands segment.

The final bonus payable to each Named Executive Officer is then subject to further adjustment, based on a multiplier of 0% to 150% of the target bonus opportunity to reflect the evaluation of the individual performance of the Named Executive Officer during 2010 as determined by our chief executive officer based on the executive’s achievements during 2010, which we refer to as “Individual Performance.” Our chief executive officer’s evaluation of each Named Executive Officer’s Individual Performance is based on a combination of subjective and objective performance measures relating to overall corporate and segment performance. No specific weight is assigned to any of these measures.

Corporate Financial Performance.  The Compensation Committee measures Corporate Financial Performance through Adjusted EBITDA, which it believes is the best indicator of such performance because it facilitates analysis by management and investors in evaluating the Company’s financial performance and comparing it against companies in its peer group. The Compensation Committee used a performance grid that established various

Adjusted EBITDA milestones necessary for full or partial funding of the annual incentive award for Corporate Financial Performance. Based on the Company’s 2010 actual Adjusted EBITDA of $838.2 million and target Adjusted EBITDA of $788.3 million, annual incentive awards for Corporate Financial Performance were funded at 110.6% of target bonus opportunity.

Between threshold and maximum funding were intermediate levels of funding that were generally proportionate to corresponding Adjusted EBITDA milestones.

Segment Contribution.  The contribution to our overall corporate financial performance by our Global Generics, Global Brands and Distribution business segments is given significant weight in determining the overall cash incentive award available to members of these business segments, including Mr. Wilkinson. This weighting recognizes that each business segment has its own measures of performance and achievement that may differ from overall corporate measures or from the measures used by our other segments. The Compensation Committee believes that using these relative measures of performance is key to specifically rewarding the performance of our executives in these segments. For the purpose of measuring Segment Contribution, “Adjusted Contribution” meant a business segment’s contribution to our operating profit as reported in our filings with the SEC adjusted for any reconciling item of the relevant segment that was excluded in determining Adjusted EBITDA. The calculation of the Adjusted Contribution of our Distribution business segment is subject to an additional adjustment to reflect its sale of the Company’s products. In determining the portion of a Named Executive Officer’s annual incentive award attributable to Adjusted Contribution, the Compensation Committee uses a performance grid that establishes threshold, target and maximum contribution levels for each of our business segments, which has the same payout ratios in the grid above under Corporate Financial Performance. The Target Adjusted Contribution level in 2010 was set above actual Adjusted Contribution in fiscal 2009 for the Generic business segment. For our Branded business segment, the Target Adjusted Contribution level in 2010 was set below the actual Adjusted Contribution in fiscal 2009 for the Global Brands business segment. This decrease in the Target Contribution level assigned for the Global Brands business segment was based primarily on the anticipated decline in revenues from the loss of the Ferrlecit® product as a result of the expiration of our distribution rights for Ferrlecit® on December 31, 2009. Based on the Global Brands business segment’s actual Adjusted Contribution in 2010 of $103.9 million and target 2010 Adjusted Contribution of $113.7 million, the portion of Mr. Wilkinson’s annual incentive award based on the financial performance of the Global Brands business segment was funded at 79.7% of target bonus opportunity.

Individual Performance.  The Compensation Committee also recognizes that Individual Performance is a key element to consider in determining the overall cash incentive award available to an executive. To this end, our chief executive officer reviews the performance of each of our executive officers on the basis of specific objective and subjective factors and, with the assistance of our human resources department, makes recommendations to the Compensation Committee concerning compensation of the Named Executive Officers, including with respect to adjustments to their target cash bonus payments. In 2010, such adjustment to reflect Individual Performance could have been a multiplier ranging from 0% to 150% of a Named Executive Officer’s target bonus in determining the annual cash incentive award due to each of our Named Executive Officers. While the Compensation Committee considers these recommendations in determining annual cash incentive awards, it may modify any such recommendations at its discretion.

In March 2011, the Compensation Committee awarded cash bonuses in accordance with the objective results and factors discussed above to Mr. Joyce of $273,765, Mr. Wilkinson of $398,057, Mr. Stewart of $414,750, and Mr. Buchen of $330,195.

Our 2011 cash incentive award program is substantially similar to our 2010 program, but features financial targets and thresholds for Adjusted EBITDA and segment contribution based on our 2011 operating plan as approved by our Board of Directors. Meeting and exceeding these targets will require consistent and superior performance by us, each of our business segments and our Named Executive Officers.

Special Bonuses

The Compensation Committee awarded Mr. Bisaro a special bonus of $400,000 for his efforts in expanding our international operations including the integration of the Arrow Group.

Long-Term Equity Incentives

Our Named Executive Officers generally receive equity based grants when they join us, upon promotions and generally thereafter as part of the Compensation Committee’s determination of the executive officers’ annual total compensation on annual dates scheduled in advance. Annual equity grants are determined in the first quarter of each calendar year. All equity awards are approved before or on the date of grant. In determining the size of equity-based grants, the Compensation Committee considers the number of shares available under the Amended Restated 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. (the “Incentive Award Plan”), the potential dilutive impact of such grants on our stockholders, the individual’s position with us, the appropriate allocation of such grants based on individual and corporate performance, and the level of grants awarded by our peers.

The Compensation Committee believes that equity-based awards provide a valuable tool for aligning the interests of management with our stockholders and focusing management’s attention on our long-term growth. In addition, the Compensation Committee believes that equity-based awards are essential to attract and retain the talented professionals and managers needed for our continued success. In order to better align the interests of our Board and management with those of our stockholders in a fair and reasonable manner, as well as to implement what we believe is a corporate governance “best practice,” we have also adopted stock ownership guidelines for our senior executives and directors, which are effective commencing in 2011. Our ownership guidelines require our (i) directors to hold stock in the Company in an amount at least equal in value to four times their annual base director’s fee, (ii) chief executive officer to hold stock in the Company in an amount at least equal in value to four times his base salary; (iii) executive vice presidents (including Messrs. Wilkinson, Joyce, Buchen and Stewart) to hold stock in the Company in an amount at least equal in value to twice their base salary and (iv) senior vice presidents to hold stock in the Company in an amount at least equal in value to their base salary. Under our guidelines, vested and unvested restricted stock, as well as shares of stock actually owned by a director or an executive, are included in the calculation.

After further considering the cost and dilutive impact of our long term equity awards, the marginal retention value we were achieving through our stock options and market trends relating to long-term incentive compensation, the Compensation Committee revised our approach to long-term equity compensation in 2007. This revised approach, which remained in effect through 2010, had two key components. First, the Compensation Committee shifted our annual long-term equity awards away from a mix of options and restricted stock to restricted stock awards only. Second, the Compensation Committee split our restricted stock awards into two classes: (1) “Time Awards” that are based on individual and corporate performance factors and (2) “Performance Awards” pursuant to which each Named Executive Officer has the right to receive a number of shares of restricted stock granted after year end based on our performance against the same Adjusted EBITDA targets upon which our annual cash incentive compensation program is based. Any restricted stock issued pursuant to a Performance Award vests on the same basis as the Time Awards. The Compensation Committee may, in the future, adjust this mix of award types or approve different award types as part of our overall long-term equity incentive program. Commencing in 2011, we have further developed our approach to equity compensation by, among other things, (i) granting awards based on fixed dollar value rather than fixed share guidelines and (ii) linking the number of shares actually earned even more strongly to financial performance and the creation of long-term shareholder value. For more information, see the discussion under “Changes in the Company’s Long-Term Equity Incentive Program on page 26.

Restricted Stock

Time Awards.  As part of our total compensation program the Compensation Committee generally grants shares of restricted stock to our Named Executive Officers on an annual basis (the “Time Awards”). Each Named Executive Officer is entitled to a grant of Time Award shares within a range that varies in accordance with the Named Executive Officer’s position of responsibility with us. The Compensation Committee determines the specific number of Time Awards to be granted to each Named Executive Officer based on our performance and the Compensation Committee’s evaluation of each officer’s individual performance, taking into consideration the recommendation of our chief executive officer. In recognition of their performance in fiscal 2009, the Compensation Committee awarded Time Awards of restricted stock in February 2010 in the following amounts: Mr. Bisaro received 36,850 restricted shares, Mr. Joyce received 5,000 restricted shares, Mr. Wilkinson received 9,000 restricted shares, Mr. Stewart received 5,000 restricted shares (in addition to the 5,000 restricted shares he received in connection with his joining the Company in November, 2009) and Mr. Buchen received 7,500 restricted shares. The amounts of these grants represent Time Award dollar values based mainly on peer company group compensation data prepared by F.W. Cook.

Performance Awards.  The Company provides performance-based annual equity incentive awards to our chief executive officer under a compensation program administered by the Compensation Committee and for our executive officers under the 2010 Senior Executive Equity Compensation Program. Under these programs, our senior executive officers, including our Named Executive Officers, are eligible to receive an award of shares of restricted stock based on the Company’s performance during the fiscal year as measured by Adjusted EBITDA. The target number of restricted shares to be awarded to a Named Executive Officer’s under a Performance Award is equal to his or her actual Time Share award granted in the fiscal year for which performance is being measured. The actual number of restricted shares issued by the Compensation Committee can range from 0% to 150% of the target under the Performance Award for each of our Named Executive Officers based upon our financial performance for the fiscal year using the same Adjusted EBITDA calculation used by the Compensation Committee in determining our annual cash incentive payouts to such Named Executive Officer. In March 2011, the Compensation Committee determined our financial performance in 2010 as measured by Adjusted EBITDA resulted in a payout of 110.6% of the target issuance.

Our shares of restricted stock (including Time Awards and shares issued pursuant to Performance Awards) generally have restrictions on resale that lapse on the second and fourth anniversaries of the grant date. On each of those dates 50% of the total award’s restrictions on resale lapse, contingent on the continued employment with us by the Named Executive Officer during the restriction period. In the future, the Compensation Committee may adjust the restrictions on resale to which our restricted stock is subject. The Compensation Committee will determine whether and to what extent Performance Awards will be awarded for fiscal year 2011 after the end of 2011.

New Hire and Promotion-related Awards

No equity awards were granted to any of our Named Executive Officers in 2010 in connection with hiring or promotion.

Stock Options

Prior to 2008, we awarded stock options with an exercise price equal to the last closing price of our common stock on the NYSE on the day of the award grant, in accordance with the terms of our Incentive Award Plan. These options generally have a term of 10 years and generally are subject to a four-year ratable vesting schedule. Vesting rights cease upon termination of employment (except in the case of a qualifying termination in connection with a change-in-control, in which case vesting rights accelerate upon termination of employment) and exercise rights generally cease ninety (90) days after the date of termination, except in the case of death (subject to a one year limitation), disability or retirement (see “Continued Vesting of Equity Awards” — below). Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

We did not grant any options to any Named Executive Officers in 2009 or 2010.

We believe the term and vesting schedule of our stock options, and the vesting schedule for our restricted stock awards, provide additional incentive to management to remain with the Company and to focus on long-term growth and corporate financial performance.

Continued Vesting of Equity Awards

The Compensation Committee believes it is important to recognize tenured service to us, to encourage retention and to facilitate retirement planning through the continued vesting of some or all unvested equity for those employees that have met pre-established age and service requirements. This continued vesting is intended to reward such employees for their long service to the Company and to provide an incentive for executives nearing retirement to continue to make decisions that are in the long-term interest of stockholders. In May 2010, the Company adopted a policy to permit the continued vesting of restricted stock and other equity awards to all employees whose employment terminates with the Company (other than termination for cause), provided that such employee is (i) at least sixty years of age at the time of termination from the Company and (ii) has at least ten years of consecutive service to the Company as a full-time employee at the time of termination.

Changes in the Company’s 2011 Long-Term Equity Incentive Program

Commencing in 2011, the Compensation Committee, with the advice and assistance of F.W. Cook and senior management, adopted changes in the design of our long-term equity incentive program designed to, among other things, transition from a system of granting equity awards according to fixed share number guidelines to a system of granting awards according to fixed dollar value guidelines for the equity awarded. We shifted to fixed dollar awards to create better alignment between the intended target value of awards and the value actually delivered on the grant date. Our new equity incentive program also places a strong emphasis on earning awards based on pre-established performance criteria for our senior executives by linking the number of shares that they can earn to not only our Adjusted EBITDA performance, but also to our relative stock price performance over a three year period. Use of these measures balances operational and market performance and ensures that performance against each measure has a significant effect on earned compensation. This mix focuses the executive on the Company’s strategic business goal of cash generation as well as the Company’s performance compared to a broad index of companies.

Prior to 2011, the equity awards granted to our senior management, including our Named Executive Officers, were comprised of 50% Time Awards and 50% Performance Awards. Beginning in 2011, our senior management will receive equity awards of an aggregate target dollar value based on dollar value guidelines reflecting peer company group compensation data prepared by F.W. Cook, subject to adjustment for individual performance. In the case of each of our Named Executive Officers, the aggregate dollar value of their equity award will be allocated in equal amounts among three types of grants: (i) time-vested individual performance-based restricted stock, (ii) one-year Company performance-based restricted stock and (iii) three-year Company performance-based restricted stock. We discuss each of these types of grants below.

Time Awards.  Time-vested individual performance-based restricted stock awards granted in 2011 are similar to the Time Awards described above. The actual number of shares granted will be determined on the basis of the Company’s closing stock price on the day the grants are determined by the Compensation Committee. Once granted, the awards will vest based solely on continued service with the Company, with 50% vesting on each of the second and fourth anniversaries of the grant date.

Adjusted EBITDA Performance Award.  The one-year Company performance restricted stock grant (the “Adjusted EBITDA Performance Award”) is similar to the Performance Awards granted in 2010. The Adjusted EBITDA Performance Award are earned based on Adjusted EBITDA performance against target during 2011. The number of shares that can be earned may range from 0% to 150% of the target, depending on performance (with linear interpolation between performance levels) as follows:

•	Performance below a base threshold of Adjusted EBITDA would result in no shares being earned;

•	Performance at the base threshold of Adjusted EBITDA would result in 50% of the target shares being earned;

•	Performance at target Adjusted EBITDA would result in 100% of the target shares being earned; and

•	Performance at the upper threshold of Adjusted EBITDA would result in a maximum of 150% of the target shares being earned.

Once earned, Adjusted EBITDA Performance Awards will continue to be subject to time based vesting of 50% on each of the second and fourth anniversaries of the beginning of the 1-year performance period (which equates to one and three years following the conclusion of the 1-year performance period, respectively).

TSR Performance Award.  The performance metric for the three-year Company performance restricted stock awards (“TSR Performance Awards”) will be the Company’s relative Total Shareholder Return (“TSR”) for the 3-year performance period from January 2011 through December 2013 against the Company’s peer company group as identified in the Company’s annual proxy statement in the year in which the award is granted. The Company’s “TSR” refers to the Company’s share price performance (and dividends, if any) ranked relative to the performance of its peer company group during the relevant period. Earned TSR Performance Awards would vest at the end of the 3-year performance period and would be settled as soon as administratively feasible thereafter. The number of shares that may be earned may range from 0% to 150% of the target, depending on performance (with linear interpolation between performance levels) as follows:

•	Performance below a base threshold of TSR in the 25th percentile of the peer company group would result in no shares being earned;

•	Performance at the base threshold of TSR in the 25th percentile of the peer company group would result in 25% of the target shares being earned;

•	Performance at target TSR in the 50th percentile of the peer company group would result in 100% of the target shares being earned; and

•	Performance at the upper threshold of TSR in the 75th percentile of the peer company group would result in a maximum of 150% of the target shares being earned.

•	In the event that the Company has a negative TSR at the end of the three-year performance period, then the maximum number of shares that could be earned, regardless of the Company’s TSR relative to its peer company group, would be 100% of target.

To ensure tax deductibility of the awards under IRC Section 162(m), the performance goals for each year’s award are required to be established within the first 90 days of the performance period. The Compensation Committee’s decision with regard to performance metrics affects only the current year awards, and may be changed for future awards.

Perquisites and Other Personal Benefits

We provide our Named Executive Officers with perquisites and other personal benefits that we and the Compensation Committee believe have a business purpose, are reasonable and consistent with our overall compensation program and better enable us to attract and retain superior employees for key positions. The Compensation Committee believes these benefits and perquisites provide a more tangible incentive with a greater perceived value than an equivalent amount of cash compensation. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our Named Executive Officers.

The Named Executive Officers are provided with a monthly car allowance, mandatory annual physical exams, financial planning assistance and participation in the plans and programs described below under the heading “Other Benefits — Generally Available Benefits.” Upon relocation, Named Executive Officers may receive, at the discretion of the Compensation Committee, relocation benefits pursuant to applicable Company policies. In 2010, Messrs. Joyce and Stewart received such relocation benefits. Mr. Joyce’s relocation was in connection with his promotion to the Company’s Senior Vice President and Chief Financial Officer. Mr. Stewart’s relocation was in connection with his being hired by the Company in 2009. In each instance, the Company believes that providing such relocation benefits (i) is consistent with market practices and (ii) supports its goal of fostering cohesion and communication among its senior executives. The car allowance is intended to cover expenses related to the lease, purchase, insurance and maintenance of a vehicle. It is provided in recognition of the need to have executive officers visit customers, business partners and other stakeholders in order to fulfill their job responsibilities. The mandatory annual physical exams are required to monitor the physical health of our executives and to discover potential health issues that could interfere with their duties at the company. The financial planning assistance covers expenses resulting from financial, estate and tax planning. We believe that it is in its best interest for the executives to have professional assistance in managing their total compensation so that they can focus their full attention on growing and managing the business.

Other Benefits

Generally Available Benefits

We provide the following benefits to our Named Executive Officers generally on the same basis as the benefits provided to all employees:

•	Health, dental and vision insurance;

•	Life insurance;

•	Short- and long-term disability;

•	Educational assistance; and

•	401(k) plan.

Executive Compensation Deferral Program

Our Named Executive Officers, in addition to certain other U.S.-based eligible management level employees, are entitled to participate in our Executive Deferred Compensation Plan. We believe that, because the Company does not offer a defined benefit pension plan, such a deferred compensation arrangement should be included as a component of a market competitive compensation program to assist participants in planning and saving for their retirement. Pursuant to our Executive Deferred Compensation Plan, eligible employees may defer from 1% to 80% of their salary and from 1% to 80% of their annual cash incentive award, if any.

We match 50% of the first 2% an employee defers in accordance with this Plan. Vesting of the matched amount is based on an employee’s years of service with us. If an employee has been with us for less than one year, none of the matched amount is vested. Vesting thereafter occurs 33% per year, such that employees who have been with us for more than 3 years are 100% vested in the matched amount.

All contributions to our Executive Deferred Compensation Plan have a guaranteed fixed interest rate of return. This guaranteed rate is adjusted annually based on the Prime interest rate published in the Wall Street Journal on the first business day of November 2009 for the 2010 plan year. In 2010 the guaranteed interest rate was 3.25%.

Severance Benefits

Termination of each of our Named Executive Officer’s employment can occur at any time with or without cause, or by reason of death or disability. Additionally, each Named Executive Officer may voluntarily resign at any time with or without good reason. Pursuant to each of our Named Executive Officer’s respective employment agreement or other terms of employment, in the event of termination of employment without cause, or if the Named Executive Officer resigns for good reason, we will provide the Named Executive Officer with severance compensation and benefits, including a lump sum severance payment (based on a multiple of the executive officer’s salary and, in the case of Messrs. Bisaro, Joyce and Buchen, their bonus), continued group health insurance benefits for two years and (other than with respect to Mr. Bisaro) outplacement services for certain periods subsequent to the executive officer’s termination. The severance benefits are designed to retain our executive officers by providing them with security in the event of a termination of employment without cause or resignation for good reason.

In addition to the severance benefits discussed above, if we experience a change-in-control, and if a Named Executive Officer is terminated without cause or resigns for good reason within ninety (90) days prior to or up to twenty-four (24) months following such change-in-control, our employment agreements with our Named Executive Officers provide for the immediate vesting of any unvested options and restricted stock held by such Named Executive Officer. The benefits are only payable upon a double trigger — there must be a change-in-control and a termination or resignation for good reason. We believe this approach to be in our best interests in that it (1) provides a retention incentive to our Named Executive Officers who may be faced with the potential of job loss following a change-in-control and (2) affords any successor entity the opportunity to retain any or all Named Executive Officers following such a change-in-control.

In the event of a termination as a result of a change-in-control of the Company, each of Messrs. Bisaro, Joyce and Buchen is also entitled to receive a gross-up payment to compensate for any excise tax imposed on the Named Executive Officer under the Internal Revenue Code (the “IRC”). Each of these executives’ employment agreements were entered into prior to 2010, and none were amended in 2010.

Tax Considerations

Policy on Deductibility of Executive Compensation

Section 162(m) of the IRC provides a $1,000,000 deduction limit on compensation paid to the reporting executives of publicly held corporations, unless the compensation qualifies as “performance based” compensation based on certain performance, disclosure, stockholder approval and other requirements being met. The options granted under the Incentive Award Plan generally comply with these performance-based compensation requirements. We have not historically designed our long-term equity incentives and our annual cash incentive award programs to comply with the performance-based compensation requirements.

We periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of our executive compensation to comply with certain exemptions of Section 162(m). However, we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions of Section 162(m) when we believe that such payments are appropriate and in the best interests of our stockholders.

Nonqualified Deferred Compensation

Section 409A of the IRC requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities and penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including the Named Executive Officers, so that they are either exempt from, or satisfy the requirements of, Section 409A. With respect to our compensation and benefit plans that are subject to Section 409A, in accordance Section 409A and regulatory guidance issued by the Internal Revenue Service (“IRS”), we are currently operating such plans in compliance with Section 409A based upon our good faith, reasonable interpretation of the statute and the IRS’s regulatory guidance.

Change-in-Control Tax Gross-Ups

Sections 280G and 4999 of the IRC impose certain adverse tax consequences on compensation treated as excess parachute payments. An executive is treated as having received excess parachute payments if he receives compensatory payments or benefits that are contingent on a change-in-control, and the aggregate amount of such payments and benefits equal or exceeds three times the executive’s base amount. The portion of the payments and benefits in excess of one times base amount are treated as excess parachute payments and are subject to a 20% excise tax, in addition to any applicable federal income and employment taxes. Also, our compensation deduction in respect of the executive’s excess parachute payments is disallowed. If we were to be subject to a change-in-control, certain amounts received by our executives (for example, amounts attributable to the accelerated vesting of stock options) could be excess parachute payments under Sections 280G and 4999 of the IRC. As discussed below under “Potential Payments Upon Termination or Change-in-Control,” we provide certain of our executive officers with tax gross up payments in the event of a change-in-control, but did not enter into any such agreements in 2010.

Risk Oversight; Assessment of Compensation Risk

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee reports on the discussion to the full Board during the next Board meeting. This enables the Board and its committees to coordinate their oversight of risk and identify risk interrelationships. Pursuant to its charter, the Audit Committee is responsible for discussing with management the Company’s major areas of financial risk exposure, and reviewing the Company’s risk assessment and risk management policies.

The Compensation Committee, with the assistance of senior management and our independent compensation consultant, reviewed the elements of employee compensation to determine whether any portion of employee compensation encouraged excessive risk taking. Among other things, it considered the following:

•	The Company has a balanced mix of annual and longer-term incentive opportunities so that executives’ motivations for short-term performance are balanced by longer-term considerations.

•	Significant weighting towards long-term incentive compensation composed of restricted stock helps to discourage short-term risk taking.

•	Goals are appropriately set to be sufficiently challenging but also reasonably achievable with good performance.

•	Reasonable incentive award maximums set by the Compensation Committee are in place.

•	The design of the Company’s incentive award program avoids steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds.

•	To reduce the tendency of formulae and other objective financial performance measures to encourage short-term or excessive risk-taking, compensation decisions are not based solely on the Company’s financial performance, but also on subjective considerations, which account for non-financial performance and judgment.

•	As a pharmaceutical products business, the Company does not face the same level of risks typically associated with compensation for employees at companies in industries such as financial services, insurance and trading.

•	The Company has adopted stock ownership guidelines for its senior executives effective commencing in 2011.

Based on the above, we have determined that risks arising from these policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of Watson has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

THE COMPENSATION COMMITTEE

Ronald R. Taylor, Chairman
Christopher W. Bodine
Michael J. Fedida
Catherine M. Klema

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding the annual and long-term compensation for services rendered to the Company in all capacities for the fiscal year ended December 31, 2010 of our Named Executive Officers. For purposes of determining the three most highly compensated executive officers, the amounts shown in column (g) below were excluded.

						Change in
						Pension Value
					Non-Equity	and Nonqualified
				Stock	Incentive Plan	Deferred	All Other
		Salary	Bonus	Awards	Compensation	Compensation	Compensation	Total
Name and Principal Position	Year	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)(6)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

Paul M. Bisaro	2010	1,000,000	400,000	3,073,978	1,100,000	—	43,364	5,617,342
President and Chief	2009	1,038,462	250,000	1,944,943	1,000,000	—	43,775	4,277,180
Executive Officer	2008	1,000,000	—	2,028,961	997,200	1,159	38,969	4,066,289
R. Todd Joyce(7)	2010	452,911	—	417,093	273,765	—	120,569	1,264,338
Executive Vice President and	2009	359,907	25,000	439,905	238,383	—	35,921	1,099,116
Chief Financial Officer	2008	312,974	—	192,710	128,485	4,354	20,407	658,930
G. Frederick Wilkinson(8)	2010	604,846	—	750,768	398,057	—	27,921	1,781,592
Executive Vice President	2009	173,077	—	546,450	114,626	—	564,531	1,398,684
Global Brands
Robert A. Stewart(9)	2010	471,154	100,000	417,093	414,750	—	150,077	1,553,074
Executive Vice President	2009	60,577	50,000	982,800	50,000	—	830	1,144,207
Global Operations
David A. Buchen	2010	526,850	—	625,640	330,195	—	23,979	1,506,664
Executive Vice President, General	2009	534,410	—	395,861	270,246	—	26,647	1,227,164
Counsel and Secretary	2008	503,346	—	412,950	250,000	10,569	24,713	1,201,578

(1)	Salary includes annual salary and cash paid in lieu of vacation. Amounts include cash compensation earned but deferred, as applicable, under the Company’s deferred compensation plans. Participants in these plans may defer receipt of portions of salary and/or annual non-equity incentive plan compensation earned for the year into Watson’s Executive Deferred Compensation Plan. Watson’s Executive Deferred Compensation Plan is discussed in further detail above under the heading “Executive Compensation Deferral Program” on page 27 and below under the heading “Nonqualified Deferred Compensation” on page 29.

(2)	Mr. Bisaro was awarded special bonuses in the amount of (i) $250,000 in February 2010 for the completion of the acquisition of the Arrow Group and (ii) $400,000 in March 2011 for the expansion of our international operations including the integration of the Arrow Group. Mr. Joyce was awarded a special bonus in February 2010 in the amount of $25,000 in recognition of his role as interim Chief Financial Officer during 2009. Mr. Stewart received a signing bonus upon appointment as Senior Vice President, Global Operations in November 2009, $50,000 of which was payable in 2009 and $100,000 of which was payable in March 2010.

(3)	Stock awards for 2010 represent the aggregate grant date fair value of 2010 Performance Awards and restricted stock grants issued pursuant to 2010 Time Awards. The grant date fair value of restricted stock grants issued pursuant to 2010 Time Awards are based on the fair market value of our common stock of $39.61 on the issuance date of February 24, 2010. The Company recognizes the expense associated with the fair value of restricted stock grants over the period restrictions are eliminated for those awards. No compensation expense is recognized for the Performance Awards until shares of restricted stock are issued in settlement of such Performance Awards. The grant date fair value of the 2010 Performance Awards is based on the expected target payout for those awards on the date those awards were granted. The fair market value of our common stock on the grant date of February 24, 2010 was $39.61. However, no compensation expense is recognized for the Performance Awards until shares of restricted stock are issued in settlement of such Performance Awards. The maximum possible value of the 2010 Performance Awards on the date they were granted was as follows: $2,189,443 for Mr. Bisaro, $297,075 for Mr. Joyce, $534,735 for Mr. Wilkinson, $297,075 for Mr. Stewart and $445,613 for Mr. Buchen. See table of Outstanding Equity Awards at Fiscal Year-End for the number of shares actually paid out under 2010 Performance Awards. For additional discussion on the assumptions used in determining fair value and the accounting for restricted stock awards, see Share-Based Compensation in Note 2 and Note 3 to the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. There were no option awards granted in the three year period ended December 31, 2010.

(4)	Non-equity incentive plan compensation represents payment under our annual cash incentives awards program for the fiscal year stated but paid in March of the following year. For additional discussion on our annual cash incentive award programs, see Annual Cash Incentive Awards above under the heading “Compensation Discussion and Analysis” on page 20 and below under the heading “Grants of Plan-Based Awards” on page 34.

(5)	Amounts reflect interest on deferred compensation balances that is considered to be earned at above-market interest rates. Interest on deferred compensation is deemed to be above-market if it exceeds 120% of the applicable federal long-term rate. All contributions to our Executive Deferred Compensation Plan have a guaranteed fixed interest rate of return. This guaranteed rate is adjusted annually based on the Prime interest rate published in the Wall Street Journal on the first business day of December 2007 for the 2008 plan year, November 2008 for the 2009 plan year and November 2009 for the 2010 plan year. In 2010 and 2009, the guaranteed interest rate did not exceed 120% of the applicable federal long-term rate and accordingly, no above-market interest has been reflected in the above table for the 2010 and 2009 calendar years. The Executive Deferred Compensation Plan is discussed in further detail above under the heading “Executive Compensation Deferral Program” on page 27 and below under the heading “Nonqualified Deferred Compensation” on page 38.

(6)	Total other compensation for 2010 includes relocation payments made to Mr. Joyce and Mr. Stewart in 2010, a car allowance, registrant contributions under our 401(k) plan and deferred compensation plan, group life insurance coverage and other perquisites as follows:

			Deferred
			Compensation
		401(k) Plan —	Plan —	Group
	Car	Company	Company	Life	Relocation	Other
	Allowance	Contributions	Contributions	Insurance	Expenses	Perquisites	Total
Paul M. Bisaro	12,000	7,154	22,500	1,710	—	—	43,364
R. Todd Joyce	7,200	9,800	7,163	2,585	93,821	—	120,569
G. Frederick Wilkinson	7,200	9,800	6,048	2,622	—	2,251	27,921
Robert A. Stewart	7,200	9,800	4,712	1,071	127,294	—	150,077
David A. Buchen	7,200	9,800	5,268	1,710	—	—	23,978

Mr. Joyce’s relocation expenses in 2010 included: (i) temporary living expenses of $19,044, (ii) qualified real estate expenses of $31,081 and (iii) a tax gross-up for the taxable portion of his relocation payments of $33,538.

Mr. Stewart’s relocation expenses in 2010 included: (i) temporary living expenses of $34,194, (ii) qualified real estate expenses of $14,796, (iii) a payment of $22,500 to partially offset a portion of the loss realized on the sale of his home and (iv) a tax gross-up for the taxable portion of his relocation payments of $47,898.

(7)	Mr. Joyce was appointed to the position of Senior Vice President and Chief Financial Officer effective October 30, 2009.

(8)	Mr. Wilkinson was hired as Executive Vice President, Global Brands effective September 21, 2009.

(9)	Mr. Stewart was hired as Senior Vice President, Global Operations effective November 16, 2009 and Executive Vice President, Global Operations effective August 3, 2010.

GRANTS OF PLAN-BASED AWARDS

The following table provides information about equity and non-equity awards granted to Named Executive Officers for 2010:

									All Other
									Stock	Grant Date
									Awards:	Fair Value
			Estimated Possible Payouts Under			Estimated Future Payouts Under			Number of	of Stock
			Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			Shares of	and Option
			Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or Units	Awards
Name	Grant Date		($)	($)	($)	(#)	(#)	(#)	(#)	($)
(a)	(b)		(c)	(d)	(e)	(c)	(d)	(e)	(f)	(i)

Paul M. Bisaro	2/24/2010	(1)	350,000	1,000,000	1,000,000
	2/24/2010	(2)							36,850	1,459,629
	2/24/2010	(3)				18,425	36,850	55,275		1,459,629
R. Todd Joyce	2/24/2010	(1)	74,660	248,868	373,302
	2/24/2010	(2)							5,000	198,050
	2/24/2010	(3)				2,500	5,000	7,500		198,050
G. Frederick Wilkinson	2/24/2010	(1)	138,455	346,137	519,206
	2/24/2010	(2)							9,000	356,490
	2/24/2010	(3)				4,500	9,000	13,500		356,490
Robert A. Stewart	2/24/2010	(1)	99,540	331,800	497,700
	2/24/2010	(2)							5,000	198,050
	2/24/2010	(3)				2,500	5,000	7,500		198,050
David A. Buchen	2/24/2010	(1)	86,138	287,126	430,689
	2/24/2010	(2)							7,500	297,075
	2/24/2010	(3)				3,750	7,500	11,250		297,075

(1)	Annual Cash Incentive Awards: The Company provides performance-based annual cash incentive awards to our chief executive officer under a compensation program administered by the Compensation Committee and for our executive officers under the 2010 Senior Executive Compensation Program. These columns indicate the possible payouts targeted for 2010 performance under the applicable annual cash incentive award program for each Named Executive Officer listed above. Actual cash incentive awards paid in 2011 for 2010 performance are set forth in column (f) in the “Summary Compensation Table” on page 32. Target payouts are based on the targeted percentage of base salary earned during the year. Maximum payouts represent 150% of target payouts, or 100% of target payouts in the case of our chief executive officer. Threshold payouts are based on the minimum level of performance for which payouts are authorized under the program and is equal to 50% of the portion of the Named Executive Officer’s annual incentive award attributable to (i) Corporate Financial Performance as measured by Adjusted EBITDA and (ii) in the case of Mr Wilkinson, Segment Contribution as measured by Adjusted Contribution. Payout amounts does not take into account any discretionary authority of the Compensation Committee to increase or decrease a Named Executive Officer’s (other than our chief executive officer’s) award by +/−25%. For additional discussion of our annual cash incentive award programs, see Annual Cash Incentive Awards under the heading “Compensation Discussion and Analysis” on page 20.

(2)	2010 Time Awards: The restricted stock issued on February 24, 2010 pursuant to 2010 Time Awards were authorized in connection with the annual long term equity incentive grant under the Incentive Award Plan. Restrictions lapse equally on the restricted stock grants on the second and fourth anniversaries of the grant date, subject to continued employment. The fair value of Time Award restricted stock grants is based on the fair market value of our common stock of $39.61 on the issuance date of February 24, 2010.

(3)	2010 Performance Awards: The Company provides performance-based annual equity incentive awards to our chief executive officer under a compensation program administered by the Compensation Committee and for our executive officers under the 2010 Senior Executive Equity Compensation Program. Under these programs, our senior executive officers, including our Named Executive Officers, are eligible to receive an award of shares of restricted stock based on the Company’s performance during the fiscal year as measured by Adjusted EBITDA. The target issuance of restricted shares to a Named Executive Officer’s under a Performance Award is equal to his or her actual Time Share award granted in the fiscal year for which performance is being measured. Maximum issuance represents 150% of target payouts. Threshold issuance represents the minimum level of performance for which issuances are authorized under the program and is equal to 50% of the target issuances. The grant date fair value of the 2010 Performance Awards is based on the expected target payout for those awards on the date those awards were granted. The fair market value of our common stock on the grant date of February 24, 2010 was $39.61. However, no compensation expense is recognized for the Performance Awards until shares of restricted stock are issued in settlement of such Performance Awards. The maximum possible value of the 2010 Performance Awards on the date they were granted was as follows: $2,189,443 for Mr. Bisaro, $297,075 for Mr. Joyce, $534,735 for Mr. Wilkinson, $297,075 for Mr. Stewart and $445,613 for Mr. Buchen.

(4)	For additional discussion on our annual equity incentive award programs, including our Time Awards and Performance Awards, see Long-Term Equity Incentives above under the heading “Compensation Discussion and Analysis” on page 24. For additional discussion on the accounting for restricted stock awards, see Share-Based Compensation in Note 2 and Note 3 to the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth the outstanding equity awards for the Company’s Named Executive Officers at December 31, 2010:

						Stock Awards
	Option Awards						Market	Equity Incentive Plan Awards
	Number of	Number of				Number	Value of		Market or
	Securities	Securities				of Shares	Shares or	Number of	Payout Value of
	Underlying	Underlying				or Units of	Units of	Unearned	Unearned
	Unexercised	Unexercised		Option		Stock That	Stock That	Shares That	Shares That
	Options	Options		Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#)		Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable		($)	Date	(#)(1)	($)(2)	(#)(3)	($)(3)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)

Paul M. Bisaro	95,400	31,800	(4)	30.6600	9/4/2017
	133,333	266,667	(5)	30.6600	9/4/2017
						194,459	10,043,807	40,756	2,268,071
R. Todd Joyce	6,500			48.9000	3/23/2011
	7,500			64.1800	7/27/2011
	15,000			27.8800	11/15/2011
	10,000			26.4000	5/28/2012
	7,000			38.9200	8/4/2013
	12,000			26.1400	8/9/2014
	3,000			35.1100	8/12/2015
	4,000			25.6400	9/1/2016
						28,628	1,478,636	5,530	307,745
G. Frederick Wilkinson						24,508	1,265,838	9,954	553,940
Robert A. Stewart						32,000	1,652,800	5,530	307,745
David A. Buchen	5,000			48.9000	3/23/2011
	7,000			54.4800	8/23/2011
	17,500			28.1500	11/26/2011
	15,000			26.4000	5/28/2012
	25,000			29.4300	11/20/2012
	8,000			38.9200	8/4/2013
	17,000			26.1400	8/9/2014
	5,000			35.1100	8/12/2015
	5,000			25.6400	9/1/2016
						42,743	2,207,676	8,295	461,617

(1)	Restrictions on the restricted stock grants generally lapse equally on the second and fourth anniversaries of the grant date. Information presented in column (f) aggregates all unvested restricted stock awards outstanding. Individual restrictions on restricted stock lapse as follows:

Named Executive Officer	Restricted Shares	Date Restrictions Lapse

Mr. Bisaro	36,777	March 5, 2011
	21,300	September 4, 2011
	40,591	February 24, 2012
	18,425	March 12, 2012
	36,776	March 5, 2013
	40,590	February 24, 2014
Mr. Joyce	3,693	March 5, 2011
	1,500	March 11, 2011
	3,400	October 30, 2011
	4,846	February 24, 2012
	3,250	March 12, 2012
	3,693	March 5, 2013
	3,400	October 30, 2013
	4,846	February 24, 2014
Mr. Wilkinson	6,250	September 21, 2011
	6,004	February 24, 2012
	6,250	September 21, 2013
	6,004	February 24, 2014

Named Executive Officer	Restricted Shares	Date Restrictions Lapse

Mr. Stewart	11,000	November 16, 2011
	5,000	February 24, 2012
	11,000	November 16, 2013
	5,000	February 24, 2014
Mr. Buchen	7,485	March 5, 2011
	3,750	March 11, 2011
	7,500	March 12, 2012
	8,262	February 24, 2012
	7,485	March 5, 2013
	8,261	February 24, 2014

(2)	Market value is determined by multiplying the number of shares by the closing price of $51.65 of our common stock on the New York Stock Exchange on December 31, 2010.

(3)	Represents 2010 Performance Awards that were unearned at 12/31/2010. Amounts based on actual number of shares earned and the closing price of $55.65 of our common stock on the New York Stock Exchange on the date they were earned, which was March 2, 2011. When earned, restrictions on the restricted stock grants generally lapse equally on the second and fourth anniversaries of the grant date.

(4)	Unexercised options vest at a rate of 20% per year with a remaining vesting date of 9/4/2011.

(5)	Unexercised options vest at a rate of 33% per year with remaining vesting dates of 9/4/2011 and 9/4/2012.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information with respect to each Named Executive Officer concerning the vesting of stock awards during the fiscal year ended December 31, 2010:

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)(1)	($)(2)
(a)	(b)	(c)	(d)	(e)

Paul M. Bisaro	—	—	18,425	762,242
R. Todd Joyce	12,500	40,704	3,917	163,901
G. Frederick Wilkinson	—	—	—	—
Robert A. Stewart	—	—	—	—
David A. Buchen	—	—	8,334	347,096

(1)	Shares acquired on vesting are represented on a pre-tax basis. The Incentive Award Plan permits withholding a number of shares upon vesting to satisfy tax withholding requirements.

(2)	Represents the closing market price of a share of our common stock the date of vesting multiplied by the number of shares that have vested.

NONQUALIFIED DEFERRED COMPENSATION

The following table sets forth the executive contributions, employer matches, earnings, withdrawals/distributions and account balances, where applicable, for the Named Executive Officers in the Executive Deferred Compensation Plan (the “Deferred Plan”), an unfunded, unsecured deferred compensation plan.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at
	in Last FY	in Last FY	Last FY	Distributions	Last FYE
Name	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)
(a)	(b)	(c)	(d)	(e)	(f)

Paul M. Bisaro	112,500	22,500	12,475	—	442,824
R. Todd Joyce	369,225	7,163	9,831	(380,179)	447,258
G. Frederick Wilkinson	12,097	6,048	279	—	18,424
Robert A. Stewart	9,423	4,712	212	—	14,347
David A. Buchen	105,370	5,268	25,498	(124,380)	815,224

(1)	Executive contributions reported in column (b) above include salary contributions for 2010 and amounts related to non-equity incentive plan compensation earned in 2009 but paid in 2010. All amounts in column (b) are also reported in the “Salary” column for 2010 or the “Non-Equity Incentive Plan Compensation” column for 2009 in the Summary Compensation Table on page 32. Included in the amounts above representing non-equity plan contributions earned in 2009 but paid in 2010 was $62,500 for Mr. Bisaro and $210,706 for Mr. Joyce.

(2)	Registrant contributions reflect company matching contributions to the Deferred Plan in 2010. All Registrant contributions are reported in the “All Other Compensation” column of the Summary Compensation Table on page 32.

(3)	Aggregate earnings represent 2010 deemed investment earnings at the guaranteed fixed interest rate for 2010 of 3.25%. No other investment alternatives for amounts deferred or credited are offered under the Deferred Plan.

(4)	Assets in the Deferred Plan are distributed either (i) at separation of service as a result of retirement, disability, termination or death; or (ii) on a designated date elected by the participant. The Deferred Plan requires participants to make an annual distribution election with respect to the money to be deferred in the next calendar year. If a participant so elects, deferrals made in one year may be distributed as soon as the next year following the deferral election. Participants may elect to receive a distribution as a lump-sum cash payment or in installment payments paid over 2 to 15 years, as the participant elects. Bonus deferrals are credited to a participant’s account the year following the year in which the bonus is earned. As a result, bonus deferrals may not be distributed until the year following the year in which the bonus is paid to a participant and credited to his or her account. Per regulatory requirements, participants may not accelerate distributions from the Deferred Plan.

(5)	Aggregate balance reflects vested and unvested balances within the Deferred Plan as of December 31, 2010. All amounts are fully vested for each Named Executive Officer except for Mr. Wilkinson and Mr. Stewart, whose vested balance as of December 31, 2010 amounts to $14,466 and $11,272, respectively. Of the aggregate balances in column (f), the following amounts are reported as compensation in the Summary Compensation Table on page 32 for 2010, 2009 and 2008: $418,159 for Mr. Bisaro, $412,226 for Mr. Joyce, $18,145 for Mr. Wilkinson, $14,135 for Mr. Stewart and $304,923 for Mr. Buchen.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Executive Severance and Change-in-Control Agreements

Each of our Named Executive Officers is party to an employment agreement or arrangement pursuant to which he is entitled to certain payments and benefits in the event of (i) an involuntary termination without cause, (ii) the resignation of the executive for good reason or (iii) a qualifying termination in connection with a change-in-control. With certain exceptions footnoted in the table that follows, these agreements generally provide that under these circumstances our Named Executive Officers are entitled to receive:

(1) lump sum cash payments ranging from between 24 and 36 months of the executive’s then base salary;

(2) with certain exceptions, a multiple of the executive’s annual bonus, which, depending on the executive and the type of termination, as noted in the table below, may be determined on the basis of such executive’s target bonus or the greater of target bonus or such executive’s prior year actual bonus. Messrs. Joyce and Buchen (as well as Mr. Bisaro, but only in the case of a termination without cause or for good reason) are also entitled to a prorated bonus for the year in which the termination occurs;

(3) continued group health benefits (medical, dental and vision) for the executive and the executive’s dependents for a period of between 18 and 36 months; and

(4) for the Named Executive Officers other than Mr. Bisaro, outplacement services for one year with a nationally recognized service selected by us.

Unless we determine that any severance payments should be delayed in consideration of Section 409A of the Internal Revise Code of 1986, cash payments are to be paid within 30 days of termination.

Change-in-Control

In the event of a “qualifying termination” in connection with a change-in-control, a Named Executive Officer is entitled to accelerated vesting with respect to all of his stock equity awards. Such executive is entitled to exercise any vested options for a period of 90 days following termination; provided that the terms of certain option awards permit executives with at least five years of service to the Company as of the date of any such termination to exercise such options for up to one year following termination.

Change-in-Control Gross-Up Payment

Pursuant to their respective employment agreements or arrangements, each of our Named Executive Officers, other than Messrs. Wilkinson and Stewart, is also entitled to receive a tax gross-up payment to compensate him for any excise taxes payable with respect to the payments and benefits made under his employment agreement in the event of a qualifying termination in connection with a change-in-control.

Forfeiture of Severance Benefits

If any of Messrs. Bisaro, Joyce or Buchen breaches a non-solicitation provision of his employment agreement applicable, then any severance payments or other benefits being provided to such Named Executive Officer will immediately cease.

Estimated Termination Payments

In accordance with the requirements of the rules of the SEC, the table below indicates the amount of compensation payable by us to each Named Executive Officer upon (i) an involuntary termination without cause; (ii) the resignation of the executive for good reason; or (iii) a qualifying termination in connection with a change-in-control. The amounts assume that such termination was effective as of December 31, 2010 and thus includes amounts earned through such date and are only estimates of the amounts that would actually be paid to such executives upon their termination. The definitions of “change-in-control,” “cause” and “good reason” and descriptions of the payments and benefits appear after the table.

The table does not include certain amounts that the Named Executive Officer is entitled to receive under certain plans or arrangements that do not discriminate in scope, terms or operation, in favor of our Named Executive Officers and that are generally available to all salaried employees, such as payment of accrued vacation. The table also does not include the accrued and vested accounts of the executive under our Deferred Plan. These amounts are generally distributed to our executives upon a termination of employment, regardless of the reason, in accordance with his or her election under the applicable plan. The accrued and vested amounts under the Deferred Plan are set forth in the table under “Nonqualified Deferred Compensation” on page 38.

			Health &
	Cash	Pro-Rata	Welfare		Restricted	Stock	Excise Tax
Trigger	Severance(1)	Bonus(2)	Benefits(3)	Outplacement(4)	Stock(5)	Options(6)	Gross-Up(7)	Total

P Bisaro
— Good Reason or Without Cause	$4,500,000	$1,100,000	$32,198	$0	$0	$0	N/A	$5,632,198
— Change-In-Control	$6,000,000	$0	$77,080	$0	$10,043,807	$6,264,822	$4,190,522	$26,576,232
T Joyce
— Good Reason or Without Cause	$1,426,766	$225,000	$32,198	$9,000	$0	$0	N/A	$1,692,964
— Change-In-Control	$1,426,766	$225,000	$32,198	$9,000	$1,478,636	$0	$918,801	$4,090,401
D Buchen
— Good Reason or Without Cause	$1,578,492	$259,500	$48,297	$9,000	$0	$0	N/A	$1,895,289
— Change-In-Control	$1,578,492	$259,500	$48,297	$9,000	$2,207,676	$0	$1,021,772	$5,124,737
F Wilkinson
— Good Reason or Without Cause	$1,212,000	$0	$0	$9,000	$0	$0	N/A	$1,221,000
— Change-In-Control	$1,939,200	$0	$0	$9,000	$1,265,838	$0	N/A	$3,214,038
R Stewart
— Good Reason or Without Cause	$1,000,000	$0	$48,297	$9,000	$0	$0	N/A	$1,057,297
— Change-In-Control	$1,600,000	$0	$48,297	$9,000	$1,652,800	$0	N/A	$3,310,097

(1)	For Mr. Bisaro, represents (A) in the event of a termination by us without cause or by Mr. Bisaro for good reason, the sum of (i) two times Mr. Bisaro’s then base salary and (ii) two times Mr. Bisaro’s target annual bonus opportunity for the year of termination or resignation or two times the amount of the bonus paid to Mr. Bisaro in the previous year (including his $250,000 special bonus paid with respect to 2009), whichever is greater and (B) in the event of a change-in-control termination, the sum of (i) three times Mr. Bisaro’s base salary and (ii) three times Mr. Bisaro’s target bonus under our Senior Executive Compensation Program.

For Messrs. Joyce and Buchen, represents in the event of a change-in-control termination or a termination by us without cause or by Mr. Joyce or Mr. Buchen for good reason, the sum of (i) two times such executive’s then base salary and (ii) two times such executive’s target bonus to be earned for the year in which the termination occurs or the bonus paid to such executive in the prior year (including, in the case of Mr. Joyce, his $25,000 special bonus paid with respect to 2009), whichever is greater.

For Messrs. Wilkinson and Stewart, represents (A) in the event of a termination by us without cause or by Mr. Wilkinson or Mr. Stewart for good reason, an amount equal to two times such executive’s base salary; and (B) in the event of a change-in-control termination the sum of (i) two times such executive’s base salary and (ii) two times such executive’s target bonus to be earned for the year in which the termination occurs.

(2)	The pro rata bonus provisions for the Company’s Named Executive Officers are as follows:

For Mr. Bisaro, in the event of a termination by us without cause or by Mr. Bisaro for good reason, his actual bonus (excluding any special bonus) with respect to the year in which he is terminated. No provision is made for a pro rata bonus payment in the event of a change-in-control.

For Mr. Joyce, in the event of a termination by us without cause or by Mr. Joyce for good reason or in the event of a change-in-control, he may receive, at the Company’s discretion, his target bonus with respect to the year in which he is terminated.

For Mr. Buchen, in the event of a termination by us without cause or by Mr. Buchen for good reason or in the event of a change-in-control, his target bonus with respect to the year in which he is terminated.

Messrs. Wilkinson and Stewart are not entitled to a pro rata bonus.

(3)	For Mr. Bisaro, represents continued group health benefits (medical, dental and vision) for Mr. Bisaro and his dependents for a period of (i) up to 18 months in the event of a termination by us without cause or by Mr. Bisaro for good reason and (ii) up to 36 months in the event of a change-in-control termination. In the event of a termination in connection with a change-in-control, Mr. Bisaro would also receive continued life and disability insurance coverage for up to 18 months.

For Mr. Joyce, represents continued group health benefits (medical, dental and vision) for the executive and his dependents for a period of up to 36 months.

For Messrs. Buchen, Wilkinson and Stewart, represents continued group health benefits (medical, dental and vision) for the executive and their dependents for a period of up to 24 months. The amount shown for Mr. Wilkinson is zero because he is currently waiving coverage under the Company’s health benefits plan.

(4)	Represents one year of outplacement services. Mr. Bisaro is not entitled to outplacement services.

(5)	Represents the aggregate value of the acceleration of vesting of the unvested restricted stock upon a termination in connection with a change of control, based on the closing price of our common stock on December 31, 2010 of $51.65.

(6)	Represents the aggregate value of the acceleration of vesting of the unvested stock options upon a termination in connection with a change of control, based on the spread between the closing price of our common stock of $51.65 on December 31, 2010 and the exercise price of the stock options.

(7)	Represents payment of an amount sufficient to offset the impact of any “excess parachute payment” excise tax payable by the executive pursuant to the provisions of the IRC or any comparable provision of state law. An executive is treated as having received excess parachute payments if he receives compensatory payments or benefits that are contingent on a change in control, and the aggregate amount of such payments and benefits equal or exceeds three times the executive’s base amount. Only Messrs. Bisaro, Joyce and Buchen eligible for an excise tax gross-up.

Certain Definitions

Change-in-Control

For Messrs. Bisaro and Joyce, a “change-in-control” generally means (i) a sale of assets representing 50% or more of our net book value and fair market value; (ii) our liquidation or dissolution; (iii) a merger, consolidation or other transaction involving us after the completion of which our stockholders before the transaction represent less than 50% of the voting power of our stockholders following the transaction; (iv) the acquisition by a person or group of more than 50% of the combined voting power of Watson; or (v) the replacement of the majority of our incumbent directors by individuals not approved by a majority of our incumbent Board.

For Messrs. Buchen, Wilkinson and Stewart, a “change-in-control” generally means (i) a sale of assets representing 50% or more of our net book value and fair market value; (ii) our liquidation or dissolution; (iii) a merger, consolidation or other transaction involving us after the completion of which our stockholders before the transaction represent less than 60% of the voting power of our stockholders following the transaction; (iv) the acquisition by a person or group of more than 30% of the combined voting of Watson; or (v) the replacement of the majority of our incumbent directors by individuals not approved by a majority of our incumbent Board.

For Mr. Bisaro, a “qualifying termination” means, within 90 days before or within 12 months following a change-in-control, (i) we terminate Mr. Bisaro other than for “cause” or (ii) Mr. Bisaro terminates his employment with us for “good reason.”

For Messrs. Joyce and Buchen, a “qualifying termination” means, within 90 days before or within 24 months following a change-in-control, (i) we terminate the executive other than for “cause” or (ii) the executive terminates his employment with us for “good reason.”

For Messrs. Wilkinson and Stewart, a “qualifying termination” means, within 12 months following a change-in-control, (i) we terminate the executive other than for “cause” or (ii) the executive terminates his employment with us for “good reason.”

Good Reason

For Mr. Bisaro, a termination for “good reason” means that Mr. Bisaro has terminated his employment with us because (i) we failed to re-elect him to, or removed him from, the position of President and Chief Executive Officer; (ii) of a material diminution of his duties, and responsibilities, taken as a whole; (iii) we failed to appoint or re-nominate him as a member of our Board of Directors; (iv) the assignment of his duties are materially inconsistent with, or materially impair his ability to perform, the duties customarily assigned to a President and Chief Executive Officer; (v) we changed our reporting structures such that he reports to someone other than the Board of Directors; (vi) we materially breached our obligations under his employment agreement; (vii) we failed to obtain an assumption of his employment agreement by any successor or assignee; or (viii) we cause him to commit fraud or expose him to criminal liability.

For Mr. Buchen, a termination for “good reason” generally means that he has terminated his employment with us because of (i) a material reduction in his then existing annual base salary, (ii) a material reduction in the package of benefits and incentives, taken as a whole, provided to him or (iii) a material diminution of his duties, responsibilities, authority, or reporting structure; (iv) a request that he materially relocate such that the distance of his one-way commute is increased by more than thirty-five (35) miles; (v) we materially breached our obligations under his employment agreement; or (vi) we failed to obtain the assumption of his employment agreement by any successor or assign.

For Mr. Joyce, a termination for “good reason” means that he has terminated his employment with us because (i) after a change-in-control, (a) of a material reduction of his then existing annual base salary, (b) of a material reduction in his package of benefits and incentives, taken as a whole, (c) of a material diminution of his duties and responsibilities, taken as a whole, or (d) a requirement that he relocate such that the distance of his one-way commute is increased by more than thirty-five (35) miles; (ii) we materially breached our obligations under his employment agreement; or (iii) we failed to obtain the assumption of his employment agreement by any successor or assign.

For Messrs. Wilkinson and Stewart, a termination for “good reason” means that such executive has terminated his employment with us because (i) after a change-in-control, (a) there is a material reduction of his then existing annual base salary or (b) the Company decides to relocate his principal work site such that his one-way commuting distance increases by more than 50 miles; or (ii) in the absence of a change-of-control, the Company decides to relocate his principal work site such that his one-way commuting distance increases by more than 50 miles.

Cause

For Mr. Bisaro, a termination for “cause” means that we have terminated Mr. Bisaro because (i) his fraud, misrepresentation embezzlement or other act of material misconduct against us; (ii) his gross neglect, willful malfeasance or gross misconduct in connection with this employment; (iii) his conviction or plea of guilty or nolo contendere to a felony or other crime involving moral turpitude; (iv) his willful and knowing violations of any rules or regulations of any governmental body material to our business; (v) his failure to cooperate, if requested by the Board, with any internal or external investigation or inquiry into our business practices; or (vi) his substantial and willful failure to render services in accordance with the terms of his employment agreement.

For the remainder of the Named Executive Officers, a termination for “cause” means that we have terminated the executive because of (i) the executive’s conviction for any felony; or (ii) the executive’s gross misconduct, material violation of our policies, or material breach of the executive’s duties to us, which the executive fails to correct within thirty (30) days after the executive is given written notice by our chief executive officer or another designated officer. In the case of Messrs. Wilkinson and Stewart “cause” also includes their unsatisfactory performance of their duties.

Equity Compensation Plan Information as of December 31, 2010

The following table sets forth information regarding outstanding options and shares reserved for future issuance under the Watson’s equity compensation plans as of December 31, 2010:

Number of Securities
Remaining Available
for Future Issuance
	Number of Securities		Under Equity
	to be Issued	Weighted-Average	Compensation Plans
	Upon Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options,	Outstanding Options,	Reflected in
	Warrants and Rights	Warrants and Rights	Column (a))
Plan Category	(#)	($)	(#)
	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	3,076,043	36.63	5,241,885	(2)
Equity compensation plans not approved by security holders	0	0	0

Total	3,076,043	36.63	5,241,885

As of December 31, 2010 there were 3,076,043 stock options outstanding with a weighted average exercise price of $36.63 and a weighted average term of 3.2 years. Also, as of this date there were 2,317,895 restricted shares outstanding. Shareholder Proposal No. 3, if approved, will increase the number of shares available for future equity grants from 5,241,885 to 8,241,885 (3,000,000 additional shares) retroactive to January 1, 2011.

(1)	Based on outstanding options under our 1991 Stock Option plan, 1995 Non-Employee Directors’ Stock Option Plan and our Incentive Award Plan.

(2)	Represents securities available for issuance under our Incentive Award Plan. Includes shares available for issuance under our Incentive Award Plan that were converted from shares of common stock available for issuance under the Andrx Corporation 2000 Stock Option Plan in connection with our acquisition of Andrx Corporation in November 2006. The 1995 Non-Employee Director’s Stock Option Plan expired in February 2005 and no securities are available for future awards under this plan. Does not include the increased shares requested to be authorized under the proposed Fourth Amendment and Restatement of the 2001 Incentive Award Plan. See Proposal No. 3 for more information.

DIRECTOR COMPENSATION

Except for Mr. Tabatznik, all members of the Board of Directors who are not full-time employees of the Company received a director’s fee of $50,000 and a grant of 5,000 shares of our restricted stock, vesting over one year, for 2010. In addition, in 2010 directors were paid $2,000 for each Board of Directors’ meeting personally attended and $1,000 for each meeting attended telephonically. Directors (other than Mr. Tabatznik) were also paid $1,500 for each Committee meeting personally attended and $1,000 for each Committee meeting attended telephonically. Andrew L. Turner received an additional annual fee of $75,000 as our nonexecutive Chairman of the Board. Additionally, the Chairman of each of the Regulatory Compliance Committee and the Nominating and Corporate Governance Committee received an additional annual fee of $7,000. The Chairman of each of the Audit Committee and the Compensation Committee received an additional annual fee of $10,000. All directors were reimbursed for expenses incurred in connection with attending Board of Directors and Committee meetings. Michel J. Feldman’s law firm receives his director’s fees. Our Chief Executive Officer does not receive additional compensation for his service as a director.

The following table sets forth the annual compensation to each person who served as a non-employee director during 2010:

				Change in
				Pension Value
				and Nonqualified
	Fees Earned			Deferred
	or Paid	Stock	Option	Compensation	All Other
	in Cash	Awards	Awards	Earnings	Compensation	Total
Name	($)(1)	($)(2)	($)(3)	($)	($)	($)
(a)	(b)	(c)	(d)	(f)	(g)	(h)

Christopher W. Bodine	61,500	209,950	—	—	—	271,450
Michael J. Fedida	65,500	209,950	—	—	—	275,450
Michel J. Feldman	71,000	209,950	—	—	—	280,950
Albert F. Hummel	65,500	209,950	—	—	—	275,450
Catherine M. Klema	83,500	209,950	—	—	—	293,450
Jack Michelson	71,000	209,950	—	—	—	280,950
Anthony S. Tabatznik	—	—	—	—	—	—
Ronald R. Taylor	88,000	209,950	—	—	—	297,950
Andrew L. Turner	136,000	209,950	—	—	—	345,950
Fred G. Weiss	85,000	209,950	—	—	—	294,950

(1)	Mr. Tabatznik was appointed to the Board of Directors effective December 2, 2009. In 2010, Mr. Tabatznik declined to receive the standard compensation provided to Watson’s non-employee directors including director’s fees and stock awards. Pursuant to the consultancy agreement dated as of May 10, 2010 entered into between Mr. Tabatznik and the Company’s affiliate, Arrow No. 7 Ltd., a company organized under the laws of England and Wales, Mr. Tabatznik receives a monthly fee of £5,000. Mr. Tabatznik’s consultancy agreement was previously filed by us on May 10, 2010 as Exhibit 10.1 to our Form 10-Q for the quarter ending on March 31, 2010.

(2)	5,000 shares of restricted stock with a per share fair value of $41.99 were granted on May 7, 2010 to each of Mr. Bodine, Mr. Fedida, Mr. Feldman, Mr. Hummel, Ms Klema, Mr. Michelson, Mr. Taylor, Mr. Turner and Mr. Weiss with a grant date fair value of $209,950, each.

Stock awards reported in column (c) represent the aggregate fair value of restricted stock awards we granted to our non-employee directors in 2010. We recognize the expense associated with the grant date fair value of these restricted stock awards over the period restrictions are eliminated for those awards. For our non-employee directors, restricted stock awards vest after one year.

For additional discussion on the determination of the grant date fair value for restricted stock, see Share-Based Compensation in Note 2 and Note 3 to the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

(3)	The table below shows the aggregate number of outstanding unvested stock awards and vested and unvested option awards held by each non-employee director as of December 31, 2010:

		Vested and
	Unvested Stock	Unvested Option
	Awards	Awards
Director	(#)	(#)

Christopher W. Bodine	5,000	—
Michael J. Fedida	5,000	30,000
Michel J. Feldman	5,000	60,000
Albert F. Hummel	5,000	40,000
Catherine M. Klema	5,000	21,700
Jack Michelson	5,000	30,000
Anthony S. Tabatznik(1)	—	—
Ronald R. Taylor	5,000	35,000
Andrew L. Turner	5,000	30,000
Fred G. Weiss	5,000	30,000

(1)	Excludes 1,268,654 shares of common stock directly beneficially owned by Friar Tuck Limited which have been reported on a Schedule 13D/A filed with the SEC on November 18, 2010. Mr. Tabatznik disclaims beneficial ownership over these shares. All shares of our common stock held by Friar Tuck are subject to a Shareholders Agreement, dated December 2, 2009 with Watson. Among other things, pursuant to the Shareholders Agreement, Friar Tuck agreed to cause all shares of common stock of Watson beneficially owned by them to be voted: (a) with respect to the election of directors, in favor of those individuals nominated by our Board of Directors or our Nominating and Corporate Governance Committee, (b) on all proposals of any other stockholder of Watson, in accordance with the recommendation of our Board of Directors, and (c) on all other matters that shall come before our stockholders for a vote, in proportion to the votes cast by the other stockholders of Watson; provided that they may vote (or abstain from voting) in their discretion on any matter brought to the vote of our stockholders which involves a redemption, conversion, or exchange of our common stock or following a change of control transaction (as defined in the Shareholders Agreement). The Shareholders Agreement was previously filed by us on Form 8-K as Exhibit 4.1 on December 2, 2009.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of March [  ], 2011, the name, address (where required) and beneficial ownership of each person (including any “group” as defined in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of more than 5% of our common stock:

	Amount and Nature
	of Beneficial		Percent
Name of Beneficial Owner	Ownership(1)		of Class

TIAA-CREF Investment Management, LLC and Teachers Advisors, Inc.	9,685,123	(2)	7.66%
730 Third Avenue New York, NY 10017-3206
Wellington Management Company, LLP	9,081,062	(3)	7.18%
280 Congress Street Boston, Massachusetts 02210

(1)	Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, we believe the persons named in this table have sole voting and investment power with respect to all shares of common stock reflected in this table. As of March 7, 2011, 126,453,310 shares of our common stock were issued and outstanding.

(2)	According to Schedules 13G filed with the SEC on February 11, 2011 by TIAA-CREF Investment Management, LLC (“TIAA-CREF”) and its affiliated entity, Teachers Advisors, Inc. (“Teachers”), (i) TIAA-CREF is the beneficial owner of 7,809,858 shares (with sole power to vote or to direct the vote of and sole power to dispose or to direct the disposition of all such shares), and (ii) Teachers is the beneficial owner of 1,794,265 shares (with sole power to vote or to direct the vote of and sole power to dispose or to direct the disposition of all such shares). In the aggregate, these two related entities may be deemed to beneficially own a total of 9,685,123 shares.

(3)	According to a Schedule 13G/A filed with the SEC on February 14, 2011 by Wellington Management Company, LLP. Wellington Management Company, LLP is deemed to be the beneficial owner of 9,081,062 shares, has shared power to dispose or direct the disposition of 9,034,062 shares held by it and has shared power to vote or direct the vote of 5,828,813 shares held by it.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of March [  ], 2011, the amount of common stock beneficially owned by each of the directors (including nominees) and Named Executive Officers, and by all of our directors and executive officers (including Named Executive Officers) as a group. No individual director, nominee or Named Executive Officer beneficially owned more than 1% of Watson’s common stock. The total beneficial ownership by directors and executive officers as a group represented less than 2% of outstanding shares. Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, we believe the persons named in this table have sole voting and investment power with respect to all shares of common stock reflected in this table. As of

March 7, 2011, 126,453,310 shares of our common stock were issued and outstanding. No shares have been pledged as security by any of our executive officers.

	Amount and Nature of Beneficial Ownership
	Common		Common Stock	Exercisable
	Stock		Equivalent Units	Stock Options	Total
Name	(#)(1)		(#)(2)	(#)(3)	(#)
(a)	(b)		(c)	(d)	(e)

Christopher W. Bodine	4,288		5,000	—	9,288
Michael J. Fedida	21,441		5,000	30,000	56,441
Michel J. Feldman	6,000	(4)	5,000	30,000	41,000
Albert F. Hummel	144,514		5,000	40,000	189,514
Catherine M. Klema	16,668		5,000	21,700	43,368
Jack Michelson	10,000		5,000	30,000	45,000
Anthony S. Tabatznik(5)	—		—	—	—
Ronald R. Taylor	15,001		5,000	35,000	55,001
Andrew L. Turner	—		5,000	30,000	35,000
Fred G. Weiss	14,334		5,000	30,000	49,334
Paul M. Bisaro	51,679		279,302	228,733	559,714
R. Todd Joyce	17,040	(6)	49,181	51,003	117,224
G. Frederick Wilkinson	2,060		58,721	—	60,781
Robert A. Stewart	—		64,035	—	64,035
David A. Buchen	16,435		60,019	99,500	175,954
All directors and executive officers as a group (20 individuals)	341,656		743,857	641,936	1,727,449

(1)	Common stock includes voting securities represented by shares held of record, shares held by a bank, broker or nominee for the person’s account and shares held through family trust arrangements.

(2)	Common stock equivalent units include unvested shares of restricted common stock and performance based restricted stock units granted on March 2, 2011 at target levels. Performance based restricted stock units track the performance of Watson common stock but do not confer voting or investment power over shares of common stock. The number of performance based restricted stock grants included within common stock equivalent units above are set forth below:

Performance
Share Awards at
Target
Name	(#)

Christopher W. Bodine	—
Michael J. Fedida	—
Michel J. Feldman	—
Albert F. Hummel	—
Catherine M. Klema	—
Jack Michelson	—
Anthony S. Tabatznik	—
Ronald R. Taylor	—
Andrew L. Turner	—
Fred G. Weiss	—
Paul M. Bisaro	53,909
R. Todd Joyce	13,477
G. Frederick Wilkinson	16,173
Robert A. Stewart	17,670
David A. Buchen	13,477
All directors and executive officers
as a group (20 individuals)	159,930

(3)	Includes shares of common stock subject to options exercisable within 60 days of March 18, 2011.

(4)	Includes 1,000 shares of common stock held by Ercelle Feldman, the wife of Michel J. Feldman, for which Mr. Feldman disclaims beneficial ownership.

(5)	Excludes 1,268,654 shares of common stock directly beneficially owned by Friar Tuck Limited which have been reported on a Schedule 13D/A filed with the SEC on November 18, 2010. Mr. Tabatznik disclaims beneficial ownership over these shares. All shares of our common stock held by Friar Tuck are subject to a Shareholders Agreement, dated December 2, 2009 with Watson. Among other things, pursuant to the Shareholders Agreement, Friar Tuck agreed to cause all shares of common stock of Watson beneficially owned by them to be voted: (a) with respect to the election of directors, in favor of those individuals nominated by our Board of Directors or our Nominating and Corporate Governance Committee, (b) on all proposals of any other stockholder of Watson, in accordance with the recommendation of our Board of Directors, and (c) on all other matters that shall come before our stockholders for a vote, in proportion to the votes cast by the other stockholders of Watson; provided that they may vote (or abstain from voting) in their discretion on any matter brought to the vote of our stockholders which involves a redemption, conversion, or exchange of our common stock or following a change of control transaction (as defined in the Shareholders Agreement). The Shareholders Agreement was previously filed by us on Form 8-K as Exhibit 4.1 on December 2, 2009.

(6)	Includes 6,207 shares of common stock held by Joyce Family Trust.

PROPOSAL NO. 2 — APPROVAL OF AMENDMENT AND RESTATEMENT OF
THE COMPANY’S ARTICLES OF INCORPORATION.

Our articles of incorporation provide that the Board of Directors will be divided into three classes. One class is elected each year for a three-year term, expiring at our annual meeting of stockholders. There are currently four Class I directors, three Class II directors and four Class III directors.

In light of recent developments in corporate governance, the Board of Directors carefully reviewed the advantages and disadvantages of having a classified board of directors. As a result of this review, the Board of Directors has determined that a classified board of directors is no longer in the best interests of the Company and its stockholders. The Board of Directors believes that all directors should be equally accountable at all times for the Company’s performance and subject each year to the opinions of our stockholders regarding their performance as a director. On January 18, 2011, the Board of Directors unanimously approved, subject to stockholder approval at the Meeting, the amendment and restatement of our articles of incorporation for the purpose of eliminating the current three-tiered classification of the Board of Directors.

If the amendment and restatement of our articles of incorporation is approved, the current classification system will be phased out over three years:

(i) the directors elected at the Meeting will serve for a three-year term and stand for election at our 2014 Annual Meeting, for a one-year term;

(ii) the directors previously elected at our 2010 Annual Meeting will serve out their current three-year term and will stand for election at our 2013 Annual Meeting, for a one-year term;

(iii) the directors previously elected at our 2009 Annual Meeting will serve out their current three-year term and will stand for election at our 2012 Annual Meeting, for a one-year term; and

(iv) all other directors who may be appointed after the Meeting would be appointed for an initial term ending at the next Annual Meeting.

If the amendment and restatement of our articles of incorporation is not approved, the Board of Directors will remain classified.

In addition to providing for the declassification of the Board of Directors, the amendment and restatement of our articles of incorporation also provides for the deletion of certain provisions of our articles of incorporation, including provisions related to the non-assessability of fully paid capital stock, the name and address of the incorporator and the perpetual existence of the Company. We believe these deleted provisions are no longer necessary in our articles of incorporation.

The text of the proposed amendment and restatement of our articles of incorporation is attached to this Proxy Statement as Appendix A.

Required Vote for Approval of the Amendment and Restatement of Articles of Incorporation

The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote is required to approve the foregoing amendment and restatement of our articles of incorporation.

The Board of Directors believes that the proposed amendment and restatement of our articles of incorporation is in the best interests of the Company and its stockholders and, therefore, unanimously recommends a vote FOR this proposal.

PROPOSAL NO. 3 — APPROVAL OF THE FOURTH AMENDMENT AND RESTATEMENT
OF THE 2001 INCENTIVE AWARD PLAN.

We are asking our stockholders to approve the Fourth Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. (the “(the “Restated Plan”). On March 2, 2011, our Compensation Committee and our Board or Directors unanimously approved the Restated Plan, subject to Stockholder approval at the Meeting. The material amendments reflected in the Restated Plan:

•	Provide that the aggregate number of shares authorized for issuance under the Incentive Award Plan after December 31, 2010 shall not exceed 8,241,885 shares;

•	Revise the share counting methodology for purposes of determining the number of shares available for issuance pursuant to awards under the Incentive Award Plan;

•	Expand the performance criteria that may be used in connection with certain performance-based awards under the Incentive Award Plan;

•	Extend the term of the Incentive Award Plan until 2021; and

•	Clarify various administrative provisions contained in the Incentive Award Plan.

Background

In 2007, our stockholders approved the adoption of the Second Amendment and Restatement of the 2001 Incentive Award Plan, which authorized us to issue up to 19,728,333 shares of our common stock pursuant to awards under the Incentive Award Plan. As of December 31, 2010, there were 5,241,885 shares remaining available for grant or issuance under the Incentive Award Plan.

Upon stockholder approval of the Amendment, the aggregate number of shares that will remain available for issuance under the Incentive Award Plan after December 31, 2010 will be equal to 8,241,885.

If our stockholders approve the proposed increase in authorized shares, such approval will be considered approval of the Incentive Award Plan, as amended, for purposes of Section 162(m) and Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). If the proposed increase is not approved by the stockholders, the Incentive Award Plan (as in effect immediately prior to the adoption of the increase) will remain in full force and effect.

By seeking stockholder approval of the Restated Plan, the Company is seeking approval of the material terms of performance criteria under the Restated Plan for purposes of Section 162(m) of the Internal Revenue Code. Stockholder approval of such terms would preserve the Company’s ability to deduct compensation associated with future performance-based awards made under the Restated Plan under Section 162(m). Section 162(m) limits the deductions a publicly-held company can claim for compensation in excess of $1 million paid in a given year to its chief executive officer and its three other most highly-compensated executive officers (other than its chief financial officer) (these officers are generally referred to as the “Covered Employees”). “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility cap. Stock options and stock appreciation rights qualify as performance-based compensation if they are granted at an exercise price equal to the fair market value of our common stock on the date of grant. Other awards that the Company may grant under the Restated Plan may qualify as performance-based compensation if the payment, retention or vesting of the award is subject to the achievement during a performance period of performance goals selected by the Compensation Committee. The Compensation Committee retains the discretion to set the level of performance for a given performance measure under a performance-based award. For such awards to qualify as performance-based compensation, the shareholders must approve the material terms of the performance criteria every five years.

For a discussion of the performance criteria for which approval is being sought, please see the discussion under “Performance-Based Awards” below.

If the Restated Plan is not approved, its provisions will not become effective. In that case, the Third Amendment and Restatement of the 2001 Incentive Award Plan as in existence prior to its amendment and restatement in March 2011 will continue in effect.

The Restated Plan is not subject to the provisions of ERISA, and is not a qualified plan under Section 401(a) of the Code.

The principal features of the Restated Plan are summarized below, but the summary is qualified in its entirety by reference to the Restated Plan and the various award agreements used thereunder. The proposed Restated Plan is attached as Appendix B to this proxy statement.

Summary of the Restated Plan

Purpose:	The Restated Plan allows the Company to offer to participants a variety of equity-based incentives, including options, stock appreciation rights, restricted stock, restricted stock units, stock payments, deferred stock, and dividend equivalents. These awards may or may not require the attainment of performance objectives. The purposes of these awards are to: (1) provide an additional incentive for directors, employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success; and (2) enable the Company to obtain and retain the services of directors, employees and consultants considered essential to the long-range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

Plan Administration:	The Restated Plan is currently administered by the Compensation Committee, except with respect to awards granted to Independent Directors, which are administered by the Board of Directors. All members of the Compensation Committee are non-employee directors, each of whom is intended to qualify as (i) an independent director under the Company’s Director Independence Standards, (ii) a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, (iii) an “outside director” for purposes of Section 162(m) of the Code, and (iv) an “independent director” under the NYSE rules. The Compensation Committee has the power to interpret the Restated Plan and to adopt such rules for the administration, interpretation and application of the Restated Plan as are consistent with the Restated Plan. The Compensation Committee may also delegate certain of its duties under the Restated Plan to one or more members of the Compensation Committee or officers of the Company, except that no delegation is permitted for (a) participants that are subject to the reporting rules under Section 16(a) of the Exchange Act, (b) participants who may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code or (c) officers that are delegated such authority by the Compensation Committee. All references to the “Administrator” mean the Compensation Committee or the party to whom it delegates authority. The Board of Directors may at any time exercise the rights and duties of the Compensation Committee or the party to whom it has delegated authority, except with respect to matters under Rule 16b-3 or Section 162(m) of the Code that are required to be determined by the Compensation Committee. Action by the Compensation Committee will be taken by a majority vote or written consent of all of its members.

Authorized Shares:	The Restated Plan authorizes the issuance of up to 8,241,885 shares of our common stock pursuant to awards under the Restated Plan after December 31, 2010. The number of shares of our common stock available for issuance under the Restated Plan will be reduced by one share for each share of our common stock subject to awards granted under the Restated Plan after December 31, 2010.

Any shares of common stock that are potentially deliverable under any award that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of such shares (including on payment in shares on exercise of a stock appreciation right) after December 31, 2010 will , to the extent of the expiration, cancellation. forfeiture, cash settlement or termination, again be available for awards under the Restated Plan and any shares of common stock that have been issued in connection with any award (e.g., restricted stock) that is canceled, forfeited, or settled in cash such that those shares are returned to the Company, such shares, to the extent of the cancellation, forfeiture or cash settlement, will again be available for awards. In addition, any shares of common stock withheld or surrendered in payment of the exercise price or taxes relating to any award under the Restated Plan will again be available for awards under the Restated Plan. Shares of our common stock subject to awards that are adjusted and become exercisable with respect to shares of stock of another corporation will again be available for awards under the Restated Plan, and any shares of our common stock subject to any award granted in substitution for an award of a company or business acquired by the Company shall not be counted against the number of shares reserved under the Restated Plan, but will be available for awards under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.

In the event of a dividend, recapitalization, reclassification, stock split, merger, consolidation, split-up, spin-off, combination, consolidation, reorganization, dissolution or other similar corporate transaction that affects our common stock, the Administrator will equitably adjust any or all of the following in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Restated Plan:

(i) the number and kind of shares of our common stock that may be granted under

(ii) the limitation on the maximum number and kind of shares that may be subject to one or more awards granted to any one individual during any fiscal year of the Company,

(iii) the number and kind of shares subject to outstanding awards, and

(iv) the grant or exercise price with respect to any such award.

The shares of our common stock covered by the Restated Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. For purposes of the Restated Plan, the fair market value of a share of our common stock as of any given date is the closing sales price for a share of our common stock on the stock exchange or national market system on which our common stock is listed on such date or, if there is no closing sales price for our common stock on the date in question, the closing sales price for a share of our common stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal. The closing sales price for a share of our common stock on the New York Stock Exchange on March 4, 2011 was $56.79, as reported in The Wall Street Journal.

Award Limit:	Subject to adjustment, the maximum number of shares of our common stock that may be subject to awards granted to any individual in any fiscal year of the Company may not exceed 500,000 shares and or options. All stock options and stock appreciation rights are granted with an exercise price equal to the fair market value at grant. With respect to other awards, such as restricted stock and RSUs, the maximum value an individual can receive is the fair market value of the shares assuming there is no purchase price.

Eligibility:	Participants in the Restated Plan are employees, consultants, or directors of the Company or its subsidiaries, as selected by the Administrator.

Awards

Stock Options:	A stock option may be granted either alone or in addition to other awards granted under the Restated Plan and may be an incentive stock option or a non-qualified stock option. The Administrator determines (i) which employees, consultants, and directors are to be granted options; (ii) the number of shares covered thereby; (iii) whether the options are intended to qualify as incentive stock options or non-qualified stock options (except that only employees of the Company or any subsidiary corporation may be granted incentive stock options); and (iv) terms and conditions of such options, consistent with the Restated Plan.

In the case of incentive stock options, (i) the per share exercise price will not be less than 100% of the fair market value of shares of our common stock on the grant date, and (ii) for the persons owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company or any subsidiary corporation (a “10% Person”), the per share exercise price will be not less than 110% of the fair market value of a share of our common stock on the grant date.

In the case of non-qualified stock options, the per share price will not be less than 100% of the fair market value of a share of our common stock on the date the option is granted.

Each option, and its exercise price, term (not to exceed a maximum of ten years), vesting and other material terms will be evidenced by a written award agreement. Payment of the stock option exercise price will be made in cash. However, the Administrator, in its discretion, may allow payment through the delivery of shares of our common stock already held by the award recipient, shares then issuable upon exercise of the stock option, the cash proceeds from a broker assisted market sale of the shares, or other consideration approved by the Administrator, or any combination thereof, having a fair market value on the exercise date equal to the total option exercise price.

In the event the term of a stock option would expire at a time when trading in shares of the common stock by the award recipient is prohibited by law or the Company’s insider trading policy, the term of such Option will be automatically extended, subject to a maximum of ten (10) years from the date the stock option was granted and any requirements of Section 422 of the Code, to the 30th day following the expiration of any applicable trading prohibition.

Restricted Stock:	Restricted stock may be sold to participants at various prices or granted in connection with the performance of services. Restricted stock is subject to forfeiture or repurchase by the Company if the vesting conditions are not met and is subject to transferability restrictions. Vesting conditions may be based on duration of employment and performance criteria (or other specified criteria). The Administrator, in its discretion, will determine (i) which employees, directors or consultants are to be granted restricted stock awards, (ii) the purchase price, which will be no less than the par value of our common stock to be purchased, unless permitted by applicable state law, and (iii) the vesting conditions and restrictions on the shares of our common stock awarded. Except as otherwise determined by the Administrator at the time of grant or thereafter, upon termination of employment or service for any reason during the restriction period, all shares of restricted stock will be surrendered by the participant and reacquired by the Company.

Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units:	Participants awarded dividend equivalents will be entitled to receive payments, as determined by the Administrator, equivalent to all or some portion of the dividends payable with respect to a specified number of shares of our common stock, to be credited as of the divided payment dates. Dividend equivalents are converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations determined by the Administrator.

Dividend equivalents may be calculated with reference to the number of shares covered by a related award (other than a independent dividend equivalent award, option or stock appreciation right) held by the participant. Dividend equivalents will not be granted on options or stock appreciation rights. In addition, dividend equivalents with respect to an award with performance-based vesting that are based on dividends paid prior to the vesting of such award shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests.

Deferred stock and stock payments will be issued as shares of our common stock at the discretion of the Administrator and pursuant to such vesting, distribution and other terms as the Administrator deems appropriate, including vesting based on specific performance criteria, number of shares, term, and exercise or purchase price.

Restricted stock units will be granted at the discretion of the Administrator and will be subject to such terms as the Administrator deems appropriate, including (i) the number of shares of our common stock subject to the award, (ii) vesting schedule, (iii) purchase price, (iv) performance goals, (v) distribution dates, and (vi) the maximum term of the award. Restricted stock units are subject to forfeiture if the conditions or restrictions are not met. Payments will be made as shares of our common stock.

Unless otherwise determined by the Administrator, dividend equivalents, deferred stock, stock payments and restricted stock units will be exercisable or distributable only while the participant is an employee, consultant or independent director of the Company, as applicable.

Stock Appreciation Rights:	Stock appreciation rights may be granted either alone or in tandem with stock options granted, or previously granted, under the Restated Plan. In the case of a stock appreciation right related to a stock option, the stock appreciation right or applicable portion thereof will terminate and no longer be exercisable upon the termination or exercise of the related stock option. A stock option related to a stock appreciation right will no longer be exercisable to the extent that the related stock appreciation right has been exercised. An independent stock appreciation right is unrelated to any option and has terms, including the number of shares of our common stock covered and vesting terms, that are set by the Administrator. The Administrator may impose such conditions or restrictions on the exercise of any stock appreciation right as it will deem appropriate, provided that no stock appreciation right will have a term that is longer than ten years or an exercise price below the fair market value of the stock on the date of grant. In the event the term of a stock appreciation right would expire at a time when trading in shares of the common stock by the award recipient is prohibited by law or the Company’s insider trading policy, the term of such stock appreciation right will be automatically extended, subject to a maximum of ten (10) years from the date the stock appreciation right was granted, to the 30th day following the expiration of any applicable trading prohibition.

Payment for stock appreciation rights will be made based on the fair market value of the shares of our common stock on the date of exercise, less the exercise price, and may be paid in cash, our common stock or a combination of both, as determined by the Administrator. The Administrator may reserve the right, under the terms of a stock option award, to substitute a stock appreciation right for such stock option at any time prior to or upon exercise of the option, with the stock appreciation right being exercisable for the same number of shares of our common stock and at the same per share exercise price.

Performance Criteria:	The Restated Plan has been designed to permit the Committee to grant equity awards that will qualify as “performance-based compensation” within the meaning of Section 162(m). The Committee may grant performance-based compensation awards to Covered Employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m), to preserve the deductibility of these awards for federal income tax purposes (see additional discussion of deductibility requirements under “Federal Income Tax Consequences” below). Performance-based compensation awards vest or become exercisable upon the attainment of specific performance targets that are pre-established by the Committee and are related to one or more of the performance criteria (described below) set forth in the Restated Plan. Participants are only entitled to receive payment for a performance-based compensation award for any given performance period to the extent that such pre-established performance goals for the period are satisfied.

The pre-established performance goals must be based on one or more of the following performance criteria:

• net earnings (either before or after interest, taxes, depreciation and amortization);

• gross or net sales or revenue;

• net income (either before or after taxes);

• adjusted net income

• operating income, earnings or profit;

• cash flow (including, but not limited to, operating cash flow and free cash flow);

• return on assets;

• return on capital;

• return on stockholders’ equity;

• total stockholder return;

• return on sales;

• gross or net profit or operating margin;

• costs (including, but not limited to, cost reductions or savings);

• expenses;

• working capital;

• earnings per share;

• adjusted earnings per share;

• price per share of common stock;

• regulatory body approval or commercialization of a product operating efficiency;

• implementation or completion of critical projects;

• market share; or

• economic value.

The foregoing criteria may relate to the Company, one or more of its divisions, business units, platforms or an individual, or any combination of the foregoing, and may be applied on an absolute basis or as compared to any incremental increases or as compared to results of one or more peer group companies or market performance indicators or indices, or any combination thereof, all as the Committee shall determine.

The Committee may provide that one or more objectively determinable adjustments will be made to one or more of the performance goals established for any performance period. Such adjustments may include one or more of the following:

• items related to a change in accounting principle;

• items relating to financing activities;

• expenses for restructuring or productivity initiatives;

• other non-operating items;

• items related to acquisitions;

• items attributable to the business operations of any entity acquired by the Company during the performance period;

• items related to the disposal of a business or segment of a business;

• items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards;

• items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period;

• any other items of significant income or expense which are determined to be appropriate adjustments;

• items relating to unusual or extraordinary corporate transactions, events or developments;

• items related to amortization of acquired intangible assets;

• items that are outside the scope of the Company’s core, on-going business activities;

• items related to acquired in-process research and development;

• items relating to changes in tax laws;

• items relating to major licensing or partnership arrangements;

• items relating to asset impairment charges;

• items relating to gains or losses for litigation, arbitration and contractual settlements; or

• items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for any period.

Change in Control:	Upon the occurrence of “Change-in-Control” (as defined in the Restated Plan), each outstanding award will remain outstanding, or will be assumed or substituted for an equivalent award by the successor corporation, or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute the awards, each holder of an award will be entitled to immediately exercise the award for all shares of our common stock under the award, including unvested shares, and the holder will vest in, and have the right to receive a distribution, with respect to all of the shares subject to the award. If an award becomes exercisable in lieu of assumption or substitution, the Administrator will notify the holder that the award will become fully exercisable for a period of not less than 15 days prior to the “Change-in-Control” transaction, and the award will terminate upon the expiration of such period. An award will be considered assumed, or an equivalent award will be considered substituted for such award, if, following the “Change-in-Control” transaction, the award or substituted award provides the holder the right to purchase or receive for each share of our common stock subject to the award prior to the “Change-in-Control” transaction, the consideration (whether in stock, cash or other securities or property) received or to be received for each share of our common stock in the “Change-in-Control” transaction (and, if the holders of shares of our common stock are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of our common stock).

Term of the Amended and Restated Plan:	No award will be granted pursuant to the Restated Plan after , 2021.

Plan Amendments:	The Board of Directors of the Company may amend, modify, suspend or terminate the Restated Plan at any time, except the Board of Directors of the Company must obtain approval of the stockholders of the Company within 12 months before or after such action to: (a) increase the aggregate number of shares of our common stock that may be issued under the Restated Plan (or the aggregate number of shares of our common stock that may be issued pursuant to restricted stock awards, restricted stock unit awards, dividend equivalent awards, deferred stock awards and stock payment awards), (b) expand the classes of persons to whom awards may be granted under the Restated Plan, (c) reduce the exercise price per share of any outstanding stock option or stock appreciation right granted under the Restated Plan or (d) cancel any stock option or stock appreciation right in exchange for cash or another award.

Transferability:	Participants cannot assign or transfer any award, except (i) by will or the laws of descent and distribution; or (ii) subject to the consent of the Administrator, pursuant to a qualified domestic relations order (e.g., a divorce decree). However, the Administrator may permit a participant to transfer a non-qualified stock option to certain permitted transferees (which include certain family members, trusts or family-owned companies). Any transferred non-qualified stock option will not be assignable or transferable by the permitted trustee and will be subject to the same terms and conditions.

Certain Federal Income Tax Consequences

The following is a general summary under current law of the material federal income tax consequences to an employee, director or consultant granted an award under the Restated Plan. This summary deals with the general federal income tax principles that apply and is provided for general information only. Alternative minimum tax and other kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality.

Stock Options:	Incentive Stock Options. No taxable income should be recognized by the optionee at the time of the grant of an incentive stock option, and no taxable income should be recognized for regular federal income tax purposes at the time the option is exercised; however, the excess of the fair market value of the our common stock received over the option price is an “item of adjustment” for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition generally will result.

Upon a qualifying disposition, the optionee should recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the exercise date over the exercise price paid for the shares should be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the amount realized upon the sale or disposition of such shares of our common stock is less than the fair market value of such shares on the date the shares were transferred to the participant upon exercise of the option, the ordinary income recognized for regular tax purposes will be limited to the amount realized upon the sale or disposition of such shares, less the exercise price paid.

We should not be entitled to any federal income tax deduction if the optionee makes a qualifying disposition of the shares. If the optionee makes a disqualifying disposition of the purchased shares, then generally we (or our subsidiary corporation) should be entitled to a federal income tax deduction, for the taxable year in which such disposition occurs, equal to the ordinary income recognized by the optionee.

Non-Qualified Stock Options. No taxable income should be recognized by the optionee at the time of the grant of a non-qualified stock option. Upon exercising a non-qualified stock option, a participant generally recognizes ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company generally will be entitled to a deduction for the same amount.

Restricted Stock:	A participant receiving a restricted stock award generally recognizes ordinary income on the date the restricted shares first become freely transferable, or no longer remain subject to substantial risk of forfeiture, in an amount equal to the excess of the fair market value of such shares on that date over the amount (if any) paid by the participant. A participant may be able to make an election under Section 83(b) of the Code to be taxed upon the date of transfer of the restricted stock. The Company generally will be entitled to a corresponding tax deduction at the time ordinary income is recognized by the participant.

Dividend Equivalents, Deferred Stock, Stock Payments, and Restricted Stock Units:	A participant who is awarded dividend equivalent awards, deferred stock awards, stock payment awards or restricted stock unit awards generally will not recognize taxable income, and the Company generally will not receive a tax deduction, until the participant receives the shares of our common stock, or cash, distributed pursuant to the award. When a participant receives payment for these awards in shares of our common stock or cash, the fair market value of the shares or the amount of the cash received generally will be ordinary income to the participant and the Company generally will receive a tax deduction.

Stock Appreciation Rights:	A participant should not be taxed at the time a stock appreciation right is granted nor should the Company receive a tax deduction. Upon exercise of a stock appreciation right, the participant should recognize ordinary income equal to the cash or the fair market value of the stock received on the exercise date. The Company generally will be entitled to a corresponding tax deduction at the time ordinary income is recognized by the participant.

Section 162(m) Limit:	As discussed above, under Code Section 162(m), in general, federal income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits) for certain executive officers exceeds $1 million in any one taxable year. However, under Code Section 162(m), the deduction limit does not apply to certain “performance-based” compensation established by an independent committee of the board of directors which conforms to certain restrictive conditions stated under the Code and related regulations. The Restated Plan has been structured with the intent that awards granted under the Restated Plan may meet the requirements for “performance-based” compensation under Code Section 162(m), including compensation derived from the exercise of stock options and stock appreciation rights (to the extent granted at a fair market value exercise price) and other awards that are granted, vest or become exercisable or distributable upon the achievement of pre-established, objectively determinable performance targets based on performance criteria. Such awards generally should be deductible as performance-based compensation and should not be subject to the $1 million limitation on deductibility.

Section 409A:	Certain awards under the Restated Plan, depending in part on particular award terms and conditions, may be considered non qualified deferred compensation subject to the requirements of Internal Revenue Code Section 409A. If the terms of such Awards do not meet the requirements of Section 409A, then the violation may result in the participant recognizing ordinary income on the amounts deferred under the plan, to the extent vested, prior to when the compensation is actually or “constructively” received and may result in an additional 20% tax obligation, plus penalties and interest for such participant.

Awards granted under the Restated Plan are intended to comply with Section 409A to the extent applicable.

The foregoing summary with respect to federal income taxation is not intended to be complete and does not take into account federal employment tax or state, local or foreign tax implications.

New Plan Benefits Under the Restated Plan

Because the grant of awards under the Restated Plan is subject to the discretion of the Administrator, the number of awards that may be granted to employees and directors under the Restated Plan for the upcoming year cannot be determined at this time. Future option exercise prices under the Restated Plan are also not determinable because they will be based upon the fair market value of shares of our common stock on the grant date. However, for the sake of illustration, the following sets forth the grants that such individuals received under the predecessor plan to the Fourth Amendment and Restatement of the 2001 Incentive Award Plan in March, 2011 (excluding the settlement in March 2011 of any 2010 Performance Awards):

		Target Number of
	Number of	Performance
Name and Position	Restricted Shares(1)(2)	Shares(3)

Named Executive Officers and Director Nominees
Paul M. Bisaro, President and Chief Executive Officer	80,863	53,909
G. Frederick Wilkinson	24,259	16,173
David A. Buchen	20,216	13,477
R. Todd Joyce	20,216	13,477
Robert A. Stewart	26,505	17,670
Michel J. Fedida, Director	0	—
Albert F. Hummel, Director	0	—
Catherine M. Klema, Director	0	—
Anthony Selwyn Tabatznik, Director	0	—
Christopher W. Bodine, Director	0	—
Michael J. Feldman, Director	0	—
Jack Michelson, Director	0	—
Ronald R. Taylor, Director	0	—
Andrew L. Turner, Director	0	—
Fred G. Weiss, Director	0	—
All current executive officers as a group (10 persons)	239,894	159,930
All current directors who are not executive officers as a group (10 persons)	0	—
All employees, including all current officers who are not executive officers, as a group	401,287	157,439

(1)	Share numbers granted to executives reflect target dollar values converted into shares at our closing stock price of $55.65 on March 2, 2011, the date of the award.

(2)	Equity awards for our directors will be granted on the date of our annual meeting of stockholders.

(3)	Target numbers of Performance shares for our Named Executive Officers equal two-thirds of the total number of restricted shares granted. Target Performance shares for other employees range from 0 to two-thirds of the total number of restricted shares granted, depending on their level.

Required Vote for Approval of the Amendment

In order to approve the proposed Restated Plan: (i) greater than 50% in interest of all securities entitled to vote on the proposal must cast a vote on the proposal, and (ii) a majority of such votes cast must vote “for” the Amendment. Votes “for” and “against” and abstentions count as votes cast, while broker non-votes do not count as votes cast. All outstanding shares, including broker non-votes, count as shares entitled to vote. Thus, the total sum of votes “for,” plus votes “against,” plus abstentions, which is referred to as the “NYSE Votes Cast,” must be greater than 50% of the total outstanding shares of our common stock. Once satisfied, the number of votes “for” the proposal must be greater than 50% of NYSE Votes Cast. Thus, abstentions have the same affect as a vote against the proposal. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Thus, broker non-votes will likely result on this proposal and broker non-votes could impair our ability to satisfy the requirement that votes cast represent over 50% of our outstanding shares of our common stock.

The Board of Directors unanimously recommends a vote FOR approval of the proposed Fourth Amended and Restated 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc.

PROPOSAL NO. 4 — ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS
(“SAY-ON-PAY VOTE”)

Background

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

Summary

We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers (which consist of our Chief Executive Officer, Chief Financial Officer and our next three highest paid executives), as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this Proxy Statement, beginning on page 15. Our executive compensation programs are designed to enable us to attract, motivate and retain executive talent, who are critical to our success. These programs link compensation to the achievement of pre-established corporate financial performance objectives and other key objectives within each executive’s area of responsibility and provide long-term incentive compensation that focuses our executives’ efforts on building stockholder value by aligning their interests with those of our stockholders. The following is a summary of some of the key points of our executive compensation program. We urge our stockholders to review the “Compensation Discussion and Analysis” section of this Proxy Statement and executive-related compensation tables for more information.

•	Performance-Based Compensation. Our executive compensation program includes (i) cash awards that are linked to measurable annual individual, departmental, business and strategic objectives and corporate (adjusted EBITDA) and segment (segment contribution to operating profit) financial goals; and (ii) equity awards that are based on Company performance during the fiscal year.

•	Long-Term Compensation. Grants of restricted stock are intended to align the interests of executives with our stockholders and focus executives’ attention on long-term growth. In addition, even after annual performance awards are earned, they continue to be subject to time based vesting to promote executive retention and long-term stockholder value.

•	Independent Compensation Consultation. The Compensation Committee has engaged the used of an independent global executive compensation consulting firm, Frederic W. Cook & Co., Inc., to advise the committee on matters related to executive compensation.

•	Risk Assessment. Our Compensation Committee, with the assistance of senior management and our independent consultation consultant, reviewed the various elements of executive compensation and determined that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company or encourage executives to assume excessive risks.

Recommendation

Our board believes that the information provided above and within the “Compensation Discussion and Analysis” section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation.

The following resolution will be submitted for a stockholder vote at the Meeting:

RESOLVED, that the stockholders of Watson Pharmaceuticals, Inc. approve, on an advisory basis, the compensation of Watson Pharmaceuticals, Inc.’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our board. However, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for Named Executive Officers.

Our Board of Directors recommends that stockholders vote FOR adoption of the resolution approving the compensation of the Company’s Named Executive Officers, as described in the Compensation Discussion and Analysis section and the related tabular and narrative disclosure set forth in this proxy statement.

PROPOSAL NO. 5 — ADVISORY VOTE ON THE FREQUENCY OF AN
ADVISORY STOCKHOLDER VOTE ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS (“FREQUENCY VOTE”)

Background

The Dodd-Frank Act also enables our stockholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our Named Executive Officers. We are seeking an advisory, non-binding determination from our stockholders as to the frequency with which stockholders would have an opportunity to provide an advisory approval of our executive compensation program. We are providing stockholders the option of selecting a frequency of one, two or three years, or abstaining.

While we will continue to monitor developments in this area, the Board currently plans to seek an advisory vote on executive compensation every year. We believe that this frequency is appropriate because it will enable our stockholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to a more meaningful and coherent communication between Watson Pharmaceuticals, Inc. and our stockholders on the compensation of our Named Executive Officers.

The Board’s determination was further based on the premise that this recommendation could be modified in future years if it becomes apparent that an annual frequency vote is not meaningful, is burdensome or is more frequent than recommended by best corporate governance practices.

We will consider stockholders to have expressed a non-binding preference for the frequency that receives the highest number of favorable votes. Due to the non-binding nature of this preference, the Board may decide that it is in the best interests of our stockholders and the Company to hold a non-binding, advisory vote on the compensation of our Named Executive Officers more or less frequently than the option preferred by our stockholders.

Recommendation

Our Board of Directors recommends that stockholders vote FOR “1 Year” as the frequency for which stockholders shall have an advisory vote on the compensation of the Company’s Named Executive Officers as described in the Compensation Discussion and Analysis section and the related tabular and narrative disclosure set forth in the proxy statement.

PROPOSAL NO. 6 — RATIFICATION OF APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP

The firm of PricewaterhouseCoopers LLP has audited our consolidated financial statements since our inception and the Board of Directors recommends that the stockholders ratify the appointment of PricewaterhouseCoopers LLP to audit our consolidated financial statements for the fiscal year ending December 31, 2011. Representatives of that firm are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

We have been informed by PricewaterhouseCoopers LLP that neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in us or our affiliates.

Stockholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP to the stockholders entitled to vote at the Meeting for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Required Vote

In order to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, the affirmative vote of a majority of the stock voting in person or by proxy on this proposal is required. Abstentions, which do not represent voting power, will have no effect on this proposal. The ratification of PricewaterhouseCoopers LLP is a matter on which a broker or other nominee has discretionary voting authority, and thus, broker non-votes will not result from this proposal.

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2011.

AUDIT FEES

The aggregate fees billed by PricewaterhouseCoopers LLP, our independent registered public accounting firm, in fiscal years 2010 and 2009 were as follows:

Services	2010	2009

Audit Fees	$2,990,000	$2,329,000
Audit-Related Fees	257,000	1,000,000

Total Audit and Audit-Related Fees	3,247,000	3,329,000
Tax Fees	1,350,000	1,330,000
All Other Fees	3,000	3,000

Total Fees	$4,600,000	$4,662,000

Audit Fees

Audit Fees include professional services rendered in connection with the annual audits of our financial statements and internal control over financial reporting, the review of the financial statements included in our Form 10-Qs covering quarterly periods during the related year and for Sarbanes-Oxley advisory time. Additionally, Audit Fees include other services that only an independent registered public accounting firm can reasonably provide, such as services associated with SEC registration statements or other documents filed with the SEC.

Audit-Related Fees

Audit-Related Fees include accounting consultations and review procedures related to accounting, financial reporting or disclosure matters not classified as “Audit Fees.”

Tax Fees

Tax Fees include tax compliance for our foreign subsidiaries, tax advice in connection with certain acquisitions and other tax advice and tax planning services. Tax Fees in 2010 include $1,100,000 for tax advice provided in connection with the integration of recent international acquisitions and $250,000 for services provided in connection with an IRS audit, transfer pricing and other tax compliance. Tax Fees in 2009 include $650,000 for services in connection with the Arrow Acquisition and $143,200 for services provided in connection with the IRS audit.

All Other Fees

All Other Fees in 2010 and 2009 include subscription fees for an accounting and auditing research reference tool.

The Audit Committee believes that the provision of all non-audit services rendered is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

The Audit Committee approved all audit and non-audit services provided by PricewaterhouseCoopers LLP in 2010. The Audit Committee has adopted a policy to pre-approve all audit and certain permissible non-audit services provided by PricewaterhouseCoopers LLP. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to type of services to be provided by PricewaterhouseCoopers LLP and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP and management are required to periodically report to the full Audit Committee regarding the extent of services provided by PricewaterhouseCoopers LLP, in accordance with the pre-approval policy and the fees for the services performed. During the year, circumstances may arise when it may become necessary to engage PricewaterhouseCoopers LLP for additional services not contemplated in the pre-approval. In those instances, the Audit Committee requires specific pre-approval by the Audit Committee or its delegate, the Audit Committee chair, before engaging PricewaterhouseCoopers LLP for such services.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight of:

•	the integrity of Watson’s financial statements;

•	Watson’s compliance with legal and regulatory requirements;

•	the outside auditor’s qualifications and independence; and

•	the performance of Watson’s internal audit function and of its independent registered public accounting firm.

Additionally, the Audit Committee serves as an independent and objective party that:

•	monitors Watson’s financial reporting process and internal control systems;

•	retains, oversees and monitors the qualifications, independence and performance of Watson’s independent registered public accounting firm; and

•	provides an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal auditing department and the Board of Directors.

The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee, and is available under the Investors section of our website at http://www.watson.com. The Audit Committee reviews the Audit Committee Charter annually prior to Watson’s Annual Stockholders’ Meeting and at such other times as deemed appropriate by the Audit Committee.

The Audit Committee schedules its meetings and implements procedures designed to ensure that during the course of each fiscal year it devotes appropriate attention to each of the matters assigned to it under the Audit Committee Charter. To this end, the Audit Committee met each quarter, and five times in total, during 2010. In addition to the foregoing, the Audit Committee makes itself available to Watson and its internal and external auditors during the course of the year to discuss any issues believed by such parties to warrant the attention of the Audit Committee.

In carrying out its responsibilities, the Audit Committee acts in an oversight capacity. Management has the primary responsibility for the financial reporting process, including the system of internal controls, and for preparation of consolidated financial statements in accordance with generally accepted accounting principles. Watson’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. In performing its oversight responsibilities in connection with Watson’s 2010 audit, the Audit Committee has:

•	reviewed and discussed Watson’s audited consolidated financial statements for fiscal 2010 with management and Watson’s independent registered public accounting firm, PricewaterhouseCoopers LLP;

•	discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T; and

•	received the written disclosures and the letter from PricewaterhouseCoopers LLP required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with PricewaterhouseCoopers LLP its independence from Watson and its management.

Based on the review and discussions above, the Audit Committee has recommended that the Board of Directors include the audited consolidated financial statements in Watson’s Annual Report on Form 10-K for the year ended December 31, 2010.

Fred G. Weiss, Chairman
Michel J. Feldman
Albert F. Hummel
Ronald R. Taylor

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership of our common stock and our other equity securities. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the 2010 fiscal year all filing requirements applicable to our officers, directors and greater-than-10% beneficial owners were complied with and all filings were timely filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Pursuant to our written Related Person Transaction Policies and Procedures, our legal department is primarily responsible for the implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. In determining whether a proposed transaction is a related person transaction, our legal department assesses:

(i) the related person’s relationship to us;

(ii) the related person’s interest in the transaction;

(iii) the material facts of the proposed transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved;

(iv) the benefits to us of the proposed transaction;

(v) if applicable, the availability of other sources of comparable products or services; and

(vi) whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.

If our legal department determines that the proposed transaction is a related person transaction, the proposed transaction is submitted to our Nominating and Corporation Governance Committee for consideration. The Nominating and Corporation Governance Committee may only approve or ratify those transactions that are in, or are not inconsistent with, our best interests and the best interests of our stockholders, as the Nominating and Corporation Governance Committee determines in good faith.

As required under SEC rules, we disclose in our proxy statement any related person transactions determined to be directly or indirectly material to us or a related person. No reportable transactions occurred in 2010, except as described below.

On December 2, 2009, we acquired Arrow No. 7 Ltd. as part of our acquisition of the Arrow Group. Arrow No. 7 had an existing lease for a four story office building in London with Jacques Ltd. The lease is for our premises at 7 Cavendish Square in London, provides for an annual rental payment of £291,915 and has a term which expires in 2016 (with an option to extend for an additional ten years). Mr. Tabatznik, who is one of our directors, may be deemed to have an indirect, non-controlling discretionary beneficial interest in Jacques Ltd.

STOCKHOLDERS’ PROPOSALS FOR THE 2012 ANNUAL MEETING

We expect to hold the 2012 Annual Meeting of Stockholders on May 11, 2012. Under Rule 14a-8 of the Exchange Act, stockholder proposals to be included in the proxy statement for the 2012 Annual Meeting of Stockholders must be received by our Secretary at its principal executive offices no later than          , 2011 and must comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our Bylaws provide that rather than including a proposal in our proxy statement as discussed above, a stockholder may commence his or her own proxy solicitation for the 2012 Annual Meeting of Stockholders or may seek to nominate a candidate for election as a director. Additionally, a stockholder may propose business for consideration at such meeting by delivering written notice to our Secretary at our principal executive offices not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, the stockholder must provide written notice to our Secretary no earlier than February 13, 2012 and no later than March 4, 2012 in order to provide timely notice. Such notice must contain information required in our Bylaws.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

By Order of the Board of Directors

David A. Buchen,
Secretary

Parisppany, New Jersey
          , 2011

Appendix A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
of
WATSON PHARMACEUTICALS, INC.

ARTICLE I

NAME

Section 1.1  The name of the Corporation is Watson Pharmaceuticals, Inc.

ARTICLE II

PURPOSE

Section 2.1  The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the Nevada General Corporation Law.

ARTICLE III

AUTHORIZED CAPITAL STOCK

Section 3.1  The Corporation is authorized to issue a total of Five Hundred and Two Million Five Hundred Thousand (502,500,000) shares of stock, Five Hundred Million (500,000,000) shares of which shall be classified as common stock, $.0033 par value per share, and Two Million Five Hundred Thousand (2,500,000) shares of which shall be classified as preferred stock, no par value per share. The holders of both classes of stock shall not be entitled to exercise cumulative voting or preemptive rights.

Section 3.2  The voting powers, designations, preferences, limitation, restrictions, relative rights and distinguishing designation in respect of the shares of the preferred stock shall be as stated in the resolution or resolutions providing for the issuance of such preferred stock adopted or to be adopted by the Board of Directors of the Corporation pursuant to the authority hereby expressly vested in the Board of Directors of the Corporation by these Amended and Restated Articles of Incorporation.

ARTICLE IV

BOARD OF DIRECTORS

Section 4.1  The members of the governing board shall be called directors of the Corporation. The number of directors of the Corporation shall be as set forth in the By-Laws of the Corporation. Commencing with the 2012 annual meeting of the stockholders of the Corporation, the directors whose terms expire on or after the 2012 meeting shall be elected annually for terms expiring at the next succeeding annual meeting. Directors elected at the 2009 annual meeting of stockholders shall hold office until the 2012 annual meeting of stockholders; directors elected at the 2010 annual meeting of stockholders shall hold office until the 2013 annual meeting of stockholders and directors elected at the 2011 annual meeting shall hold office until the 2014 annual meeting of stockholders. A director shall hold office until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors of the Corporation.

Section 4.2  Subject to the rights, if any, of holders of any series of Preferred Stock then outstanding, any vacancy on the Board of Directors that results from an increase in the number of directors or by reason of the vacancy may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum.

ARTICLE V

LIABILITY FOR BREACH OF FIDUCIARY DUTY

Section 5.1  No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (a) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of distributions in violation of Section 78.300 of the Nevada General Corporation law.

Section 5.2  Any repeal or modification of this Article V by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

ARTICLE VI

INDEMNIFICATION

Section 6.1  To the extent not prohibited by law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 6.2  To the extent not prohibited by law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation. Indemnification may not be made for any claim issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper, all subject to the restrictions set forth in Section 78.751 of the Nevada General Corporation Law.

Section 6.3  To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 and 6.2 of Article VI, or in defense of any claim, issue or matter therein, he must be indemnified by the Corporation against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

Section 6.4  Any indemnification under Sections 6.1 and 6.2 or Article VI, unless ordered by a court or advanced pursuant to Section 6.5 of Article VI, may be made by the Corporation only as authorized in the specific case upon determination that indemnification of the director, officer, employee or agent is proper in the circumstances by (a) the stockholders of the Corporation; (b) the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding; (c) independent legal counsel in a written opinion if a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders; or (d) independent legal counsel in a written opinion if a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained.

Section 6.5  The Corporation shall, from time to time, reimburse or advance to any director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys’ fees and disbursements, incurred in connection with any proceeding, in advance of the final disposition of such proceeding; provided, however, that, if required by the Nevada General Corporation Law, such expenses incurred by or on behalf of any director or officer may be paid in advance of the final disposition of the action, suit or proceeding only upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. The provisions of this Section 6.5 do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

Section 6.6  The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under these Amended and Restated Articles of Incorporation, or any By-Laws, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 6.2 or for the advancement of expenses made pursuant to Section 6.5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action (b) continues as to a person who has ceased to be a director or officer (or other person indemnified hereunder) and shall inure to the benefit of the heirs, executors and administrators of such person.

Appendix B

FOURTH AMENDMENT AND RESTATEMENT OF
THE 2001 INCENTIVE AWARD PLAN OF
WATSON PHARMACEUTICALS, INC.

Watson Pharmaceuticals, Inc., a Nevada corporation, adopted the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. (the “Plan”), effective as of February 12, 2001 (the “Effective Date”), for the benefit of its eligible Employees, Consultants and Directors. The Plan was subsequently amended effective as of May 16, 2001, May 19, 2003, and August 4, 2003, May 13, 2005, and November 3, 2006. The Plan was amended and restated in its entirety to provide for certain additional types of awards to eligible Employees, Consultants and Directors, effective as of May 4, 2007. The Plan was subsequently amended and restated effective as of May 7, 2010 to add Section 3.6, titled “Foreign Holders,” which sets forth certain provisions related to for awards that may be made to eligible Employees, Consultants and Directors outside of the United States.

The Plan is hereby subsequently amended and restated to increase the number of shares available for awards under the Plan and to make certain other administrative changes in terms. This amendment and restatement of the Plan is effective as of March 2, 2011, subject to the approval of this amendment and restatement of the Plan by the stockholders of the Company. If this amendment and restatement of the Plan is not so approved, this amendment and restatement of the Plan shall be null and void and of no further force and effect, and the Plan (as in effect prior to such amendment and restatement) shall continue in full force and effect in accordance with the terms and conditions thereof.

The purposes of the Plan are as follows:

(1) To provide an additional incentive for Directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

(2) To enable the Company to obtain and retain the services of Directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.

DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

1.1.  “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 11.1. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.5, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

1.2.  “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

1.3.  “Award Agreement” shall mean a written or electronic agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.4.  “Award Limit” shall mean five hundred thousand (500,000) shares of Common Stock, as adjusted pursuant to Section 12.3; provided, however, that each share of Common Stock subject to an Award shall be counted as one share against the Award Limit.

1.5.  “Board” shall mean the Board of Directors of the Company.

1.6.  “Change in Control” shall mean the occurrence of any of the following:

(a) a sale of assets representing fifty percent (50%) or more of the net book value and of the fair market value of the Company’s consolidated assets (in a single transaction or in a series of related transactions);

(b) a liquidation or dissolution of the Company;

(c) a merger or consolidation involving the Company or any subsidiary of the Company after the completion of which: (i) in the case of a merger (other than a triangular merger) or a consolidation involving the Company, the stockholders of the Company immediately prior to the completion of such merger or consolidation beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules), directly or indirectly, outstanding voting securities representing less than sixty percent (60%) of the combined voting power of the surviving entity in such merger or consolidation, and (ii) in the case of a triangular merger involving the Company or a subsidiary of the Company, the stockholders of the Company immediately prior to the completion of such merger beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules), directly or indirectly, outstanding voting securities representing less than sixty percent (60%) of the combined voting power of the surviving entity in such merger and less than sixty percent (60%) of the combined voting power of the parent of the surviving entity in such merger;

(d) an acquisition by any person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions), other than any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate of the Company and other than in a merger or consolidation of the type referred to in subsection (c), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules) of outstanding voting securities of the Company representing more than thirty percent (30%) of the combined voting power of the Company (in a single transaction or series of related transactions); or

(e) in the event that the individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least fifty percent (50%) of the Board; provided, that if the election, or nomination for election by the Company’s stockholders, of any new member of the Board is approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new member of the Board shall be considered as a member of the Incumbent Board.

1.7.  “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.8.  “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.

1.9.  “Common Stock” shall mean the common stock of the Company, par value $0.0033 per share.

1.10.  “Company” shall mean Watson Pharmaceuticals, Inc., a Nevada corporation.

1.11.  “Consultant” shall mean any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

1.12.  “Deferred Stock” shall mean rights to receive Common Stock awarded under Section 8.4 of the Plan.

1.13.  “Director” shall mean a member of the Board.

1.14.  “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 8.2 of the Plan.

1.15.  “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.16.  “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.17.  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.18.  “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market) or any national market system, including without limitation any market system of The NASDAQ Stock Market, the value of a share of Common Stock shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date, or if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but closing sales prices are not reported, the value of a share of Common Stock shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on the date in question, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, the value of a share of Common Stock shall be established by the Administrator in good faith.

1.19.  “Holder” shall mean a person who has been granted or awarded an Award.

1.20.  “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.21.  “Independent Director” shall mean a member of the Board who is not an Employee.

1.22.  “Full Value Award” shall mean any Award other than an Option or Stock Appreciation Right.

1.23.  “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

1.24.  “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

1.25.  “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award, determined as follows

(a) The Performance Criteria that shall be used pursuant to this Plan are limited to any one or more of the following business criteria: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating income, earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs (including, but not limited to, cost reductions or savings); (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; and (xxiii) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Criteria. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during an applicable performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under generally accepted accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during an applicable performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

1.26.  “Plan” shall mean the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc., as amended.

1.27.  “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

1.28.  “Restricted Stock Units” shall mean rights to receive Common Stock awarded under Section 8.5 of the Plan.

1.29.  “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

1.30.  “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

1.31.  “Securities Act” shall mean the Securities Act of 1933, as amended.

1.32.  “Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

1.33.  “Stock Payment” shall mean: (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that otherwise would become payable to a key Employee, Independent Director or Consultant in cash, awarded under Section 8.3 of the Plan.

1.34.  “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.35.  “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

1.36.  “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary, or any parent thereof. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.37.  “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, removal, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

1.38.  “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, or any parent thereof, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary, or any parent thereof, with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.

SHARES SUBJECT TO PLAN

2.1.  Shares Subject to Plan.

(a) The shares of stock subject to Awards shall be Common Stock. Subject to adjustment as provided in Section 12.3, the aggregate number of such shares of Common Stock which may be issued pursuant to Awards under the Plan after December 31, 2010 shall not exceed 8,241,885 shares. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such Awards may be either previously authorized but unissued shares or treasury shares. The aggregate number of shares of Common Stock available for issuance under the Plan pursuant to this Section 2.1 shall be reduced by one share for each share of Common Stock subject to each Award granted under the Plan after December 31, 2010.

(b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any fiscal year of the Company shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Awards which are canceled continue to be counted against the Award Limit.

2.2.  Add-Backs.  In the event that after December 31, 2010 (a) an Award expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery to the Holder of all or a portion of the shares of Common

Stock subject to the Award(including on payment in shares on exercise of a Stock Appreciation Right), such shares shall, to the extent of such cancellation, forfeiture, expiration, cash settlement or termination, will again be available for Awards; (b) shares of Common Stock that have been issued in connection with any Award (e.g., Restricted Stock) that is canceled, forfeited, or settled in cash such that those shares are returned to the Company, such shares, to the extent of such cancellation, forfeiture, or cash settlement will again be available for Awards; and (c) shares of Common Stock are withheld or surrendered in payment of the exercise price or taxes relating to any Award, the shares tendered or withheld will again be available for available for Awards; provided, however, that, no shares shall become available pursuant to this Section 2.2 to the extent that (x) the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, or (y) such return of shares would constitute a “material revision” of the Plan subject to stockholder approval under then applicable rules of the New York Stock Exchange (or any other applicable exchange or quotation system). In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or an Affiliate, shares of Common Stock issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III.

GRANTING OF AWARDS

3.1.  Award Agreement.  Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2.  Provisions Applicable to Section 162(m) Participants.

(a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including a Restricted Stock award, a Restricted Stock Unit award, a Dividend Equivalent award, a Deferred Stock award or a Stock Payment award, the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any Award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

3.3.  Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.4.  Consideration.  In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

3.5.  At-Will Employment.  Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

3.6.  Foreign Holders.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary of the Company operate or have Employees, Independent Directors or Consultants, or in order to comply with the requirements of any foreign stock exchange or applicable laws, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Employees, Independent Directors or Consultants outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Employees, Independent Directors or Consultants outside the United States to comply with applicable foreign laws or listing requirements of any such foreign stock exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Article II or expand the classes of persons to whom Awards may be granted under the Plan; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign stock exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act or any other securities law or governing statute or any other applicable law.

ARTICLE IV.

GRANTING OF OPTIONS TO EMPLOYEES,
CONSULTANTS AND INDEPENDENT DIRECTORS

4.1.  Eligibility.  Any Employee or Consultant selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

4.2.  Disqualification for Stock Ownership.  No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3.  Qualification of Incentive Stock Options.  No Incentive Stock Option shall be granted to any person who is not an Employee.

4.4.  Granting of Options to Employees and Consultants.

(a) The Administrator shall from time to time, in its absolute discretion, and, subject to applicable limitations of the Plan:

(i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

(iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b) Upon the selection of a key Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c) Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

4.5.  Granting of Options to Independent Directors.  The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(a) Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

(b) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

(c) Determine the terms and conditions of such Options, consistent with the Plan.

All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

4.6.  Options in Lieu of Cash Compensation.  Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants, and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.

TERMS OF OPTIONS

5.1.  Option Price.  The price per share of the shares subject to each Option granted to Employees, Independent Directors and Consultants shall be set by the Administrator; provided, however, that:

(a) In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

(b) In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

(c) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

(d) In the case of Non-Qualified Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

5.2.  Option Term.  The term of an Option granted to an Employee, Independent Director or Consultant shall be set by the Administrator in its discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date the Option is granted if the Option is an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary Corporation or parent corporation thereof (as defined in Section 424(e) of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Administrator may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Holder up to a maximum of ten (10) years from the date the Option is granted, or amend any other term or condition of such Option relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy. Notwithstanding any of the forgoing, in the event the term of an Option would expire at a time when trading in shares of the Common Stock by Holder is prohibited by law or the Company’s insider trading policy, the term of such Option shall automatically be extended, subject to a maximum of ten (10) years from the date the Option is granted and any requirements of Section 422 of the Code, to the 30th day following the expiration of any applicable trading prohibition.

5.3.  Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee, Independent Director or a Consultant vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee, Independent Director or Consultant vests.

(b) No portion of an Option granted to an Employee, Independent Director or Consultant which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

(c) To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the

Company and any Subsidiary or parent corporation thereof, within the meaning of Section 424 of the Code, exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted. For purposes of this Section 5.3(c), the fair market value of stock shall be determined as of the time the Option or other “incentive stock options” with respect to such stock is granted.

5.4.  Substitute Awards.  Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof, does not exceed the excess of: (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (d) the aggregate exercise price of such shares.

5.5.  Substitution of Stock Appreciation Rights.  The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 9.2; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Common Stock for which such substituted Option would have been exercisable and at the Option exercise price per share.

ARTICLE VI.

EXERCISE OF OPTIONS

6.1.  Partial Exercise.  An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2.  Manner of Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Board, or his, her or its office, as applicable:

(a) A written (or electronic) notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 12.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Holder, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or (v) allow payment through any combination of the consideration provided in the foregoing paragraphs (i), (ii), (iii) and (iv); provided, however, that the payment in the manner prescribed in the preceding paragraphs shall not be permitted to the extent that the Administrator determines that payment in such manner shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal or an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

6.3.  Conditions to Issuance of Stock Certificates.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

6.4.  Rights as Stockholders.  Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

6.5.  Ownership and Transfer Restrictions.  The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

6.6.  Additional Limitations on Exercise of Options.  Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.

AWARD OF RESTRICTED STOCK

7.1.  Eligibility.  Subject to the Award Limit, Restricted Stock may be awarded to any Employee whom the Administrator determines is a key Employee, or any Independent Director or any Consultant, whom the Administrator determines should receive such an Award.

7.2.  Award of Restricted Stock.

(a) The Administrator may from time to time, in its absolute discretion:

(i) Determine which Employees are key Employees, and select from among the key Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received other Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c) Upon the selection of an Employee, Independent Director or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

7.3.  Rights as Stockholders.  Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.7, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administrator, any dividends or distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

7.4.  Restriction.  All shares of Restricted Stock issued under the Plan (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment, directorship or consultancy with the Company, or any Subsidiary, or any parent thereof, Company performance and individual performance, or any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, and except with respect to shares of Restricted Stock granted to Section 162(m) Participants, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; and, provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants that is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, the Administrator in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, without cause or following any Change in Control or because of the Holder’s retirement, or otherwise.

7.5.  Repurchase of Restricted Stock.  The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; and, provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants that is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, without cause or following any Change in Control or because of the Holder’s retirement, or otherwise.

7.6.  Escrow.  The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

7.7.  Legend.  In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

7.8.  Section 83(b) Election.  If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VIII.

DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS,
RESTRICTED STOCK UNITS

8.1.  Eligibility.  Subject to the Award Limit, one or more Dividend Equivalent awards, Deferred Stock awards, Stock Payment awards, and/or Restricted Stock Unit awards may be granted to any Employee whom the Administrator determines is a key Employee, or any Independent Director or any Consultant, whom the Administrator determines should receive such an Award.

8.2.  Dividend Equivalents.

(a) Any key Employee, Independent Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the date an Award is granted, and the date such Award vests, is exercised, is distributed, terminates or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

8.3.  Stock Payments.  Any key Employee, Independent Director or Consultant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

8.4.  Deferred Stock.  Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award shall not be issued until the Deferred Stock award shall have vested, pursuant to a vesting schedule or performance criteria set by the Administrator. The Administrator shall specify the distribution dates applicable to each Deferred Stock award which shall be no earlier than the vesting dates or events of the award and may be determined at the election of the Employee, Independent Director or Consultant. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

8.5.  Restricted Stock Units.  Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Restricted Stock Units in the manner determined from time to time by the Administrator. The Administrator is authorized to make awards of Restricted Stock Units in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, and may specify that such Restricted Stock Units become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Criteria or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall specify the distribution dates applicable to each award of Restricted Stock Units which shall be no earlier than the vesting dates or events of the award and may be determined at the election of the Employee, Independent Director or Consultant; provided that, except as otherwise determined by the Administrator, set forth in any applicable Award Agreement, and subject to compliance with Section 409A of the Code, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the Restricted Stock Unit vests. On the distribution dates, the Company shall transfer to the Holder one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator. The Administrator shall specify the purchase price, if any, to be paid by the Employee, Independent Director or Consultant to the Company for such shares of Common Stock to be distributed pursuant to the Restricted Stock Unit award.

8.6.  Term.  The term of a Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its discretion.

8.7.  Exercise or Purchase Price.  The Administrator may establish the exercise or purchase price of shares of Deferred Stock, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

8.8.  Exercise upon Termination of Employment, Termination of Consultancy or Termination of Directorship.  A Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award is distributable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be distributed subsequent to a Termination of Employment, Termination of Directorship or Termination of Consultancy following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company.

8.9.  Form of Payment.  Payment of the amount determined under Section 8.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

ARTICLE IX.

STOCK APPRECIATION RIGHTS

9.1.  Grant of Stock Appreciation Rights.  A Stock Appreciation Right may be granted to any key Employee, Independent Director or Consultant selected by the Administrator. A Stock Appreciation Right may be granted: (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

9.2.  Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

9.3.  Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator provided, however, that the term shall not be more than ten (10) years from the date the ISAR is granted. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator; provided, that such exercise price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the ISAR is granted. An ISAR is exercisable only while the Holder is an Employee, Independent Director or Consultant; provided, that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise. Notwithstanding any of the forgoing, in the event the term of an ISAR would expire at a time when trading in shares of the Common Stock by Holder is prohibited by law or the Company’s insider trading policy, the term of such ISAR shall automatically be extended, subject to a maximum of ten (10) years from the date the ISAR is granted, to the 30th day following the expiration of any applicable trading prohibition.

(b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

9.4.  Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

(b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE X.

COMPLIANCE WITH SECTION 409A OF THE CODE

10.1.  Awards subject to Code Section 409A.  Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article X, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article X.

10.2.  Distributions under a Section 409A Award.

(a) Subject to subsection (b), any shares of Common Stock, cash or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

(i) the Holder’s separation from service, as determined by the Secretary of the Treasury,

(ii) the date the Holder becomes disabled,

(iii) the Holder’s death,

(iv) a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral of such compensation,

(v) to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Subsidiary, or

(vi) the occurrence of an unforeseeable emergency with respect to the Holder.

(b) In the case of a Holder who is a specified employee, the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Holder’s separation from service (or, if earlier, the date of the Holder’s death). For purposes of this subsection (b), a Holder shall be a specified employee if such Holder is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

(c) The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Holder’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(d) For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

10.3.  Prohibition on Acceleration of Benefits.  The time or schedule of any distribution or payment of any shares of Common Stock, cash or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

10.4.  Elections under Section 409A Awards.

(a) Any deferral election provided under or with respect to an Award to any Employee, Independent Director or Consultant, or to the Holder of a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii), any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

(i) In the case of the first year in which an Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty (30) days after the date the Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

(ii) In the case of any performance-based compensation based on services performed by an Employee, Independent Director or Consultant, or the Holder, over a period of at least twelve (12) months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

(b) In the event that a Section 409A Award permits, under a subsequent election by the Holder of such Section 409A Award, a delay in a distribution or payment of any shares of Common Stock, cash or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

(i) such subsequent election may not take effect until at least twelve (12) months after the date on which the election is made,

(ii) in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

(iii) in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve (12) months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

10.5.  Compliance in Form and Operation.  A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE XI.

ADMINISTRATION

11.1.  Compensation Committee.  The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

11.2.  Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

11.3.  Majority Rule; Unanimous Written Consent.  The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

11.4.  Compensation; Professional Assistance; Good Faith Actions.  Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

11.5.  Delegation of Authority to Grant Awards.  The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company, to the extent permitted by applicable state law and rules of any securities exchange or automated quotation system on which the Shares are listed; provided, however, that the Committee may not delegate its authority to grant Awards to individuals: (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XII.

MISCELLANEOUS PROVISIONS

12.1.  Transferability of Awards.

(a) Except as otherwise provided in Section 12.1(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Option, Restricted Stock award, Deferred Stock award, Stock Appreciation Right, Dividend Equivalent award, Stock Payment award, or Restricted Stock Unit award, or any interest or right therein, shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of the Holder, only the Holder may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 12.1(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 12.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

12.2.  Amendment, Suspension or Termination of the Plan.  Except as otherwise provided in this Section 12.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 12.3, (i) increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, or the maximum number of shares which may be granted or issued as Restricted Stock awards, Restricted Stock Unit awards, Dividend Equivalent awards, Deferred Stock awards, or Stock Payment awards, (ii) expand the classes of persons to whom Awards may be granted under the Plan, or (iii) reduce the exercise price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iv) cancel any Option or Stock Appreciation Right in exchange for cash or another Award. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

(a) The expiration of ten (10) years from the date this fourth amendment and restatement of the Plan is adopted by the Board; or

(b) The expiration of ten (10) years from the date this fourth amendment and restatement of the Plan is approved by the Company’s stockholders under Section 12.4.

12.3.  Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) Subject to Section 12.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock, then the Administrator shall equitably adjust any or all of the following in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued under the Plan, and the maximum number and kind of shares which may be granted or issued as Restricted Stock awards, Restricted Stock Unit awards, Dividend Equivalent awards, Deferred Stock awards or Stock Payment awards, adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted);

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) The grant or exercise price with respect to any Award.

(b) Subject to Sections 12.3(c) and 12.3(e), in the event of any transaction or event described in Section 12.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that the Award cannot vest, be exercised or become payable after such event;

(iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

(iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant, exercise or purchase price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

(vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock, Restricted Stock Units or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

(c) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall remain outstanding, or shall be assumed or an equivalent award substituted by the successor corporation, or a parent or subsidiary of the successor corporation. In the event that the successor corporation, or a parent or subsidiary of the successor corporation, with respect to the Change in Control transaction refuses to assume or substitute for the Award, the Holder shall have the right to exercise the Award as to all of the shares subject thereto, including shares as to which such Award otherwise would not be exercisable, and the Holder shall have the right to vest in, and received a distribution of, such Award, with respect to all of the shares subject thereto. If an Award becomes exercisable in lieu of assumption or substitution by the successor corporation, or a parent or subsidiary corporation, with respect to a Change in Control transaction, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of not less than fifteen (15) days from the date of such notice prior to the Change in Control transaction, and the Award shall terminate upon the expiration of such period. For purposes of this Section 12.3(c), the Award shall be assumed, or an equivalent award shall be substituted for such Award, if, following the Change in Control transaction, the Award or substituted award confers on the Holder the right to purchase or receive, for each share subject to the Award immediately prior to the Change in Control transaction, the consideration (whether in stock, cash, or other securities or property, or a combination thereof) received or to be received for each share of Common Stock in the Change in Control transaction on the effective date of the Change in Control transaction (and if holders of shares of Common Stock were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that, if such consideration received in the Change in Control transaction was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation or its parent, provide for the consideration to be received upon the exercise, vesting or distribution of the assumed Award or substituted award, for each share subject to the Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by the holders of Common Stock in the Change in Control transaction.

(d) Subject to Sections 12.3(e), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award or Award Agreement as it may deem equitable and in the best interests of the Company.

(e) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

(f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h) No action shall be taken under this Section 12.3 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

12.4.  Approval of Plan by Stockholders.  The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided, that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Plan, as amended and restated to include the Performance Criteria.

12.5.  Tax Withholding.  The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the grant, issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

12.6.  Prohibition on Repricing.  Subject to Section 12.3, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award. Subject to Section 14.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

12.7.  Forfeiture Provisions.  Pursuant to its general authority to determine the terms and conditions applicable to Awards and the Award Agreements under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Directorship or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Directorship or Termination of Consultancy for “cause” (as such term is defined in the sole and absolute discretion of the Committee, or as set forth in a written agreement relating to such Award between the Company and the Holder).

12.8.  Effect of Plan upon Options and Compensation Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.9.  Compliance with Laws.  The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.10.  Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

12.11.  Governing Law.  The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

* * *

I hereby certify that the foregoing amendment and restatement of the Plan was duly adopted by the Board of Directors of Watson Pharmaceuticals, Inc. on March 2, 2011.

Executed on this  day of          , 2011.

Secretary

* * *

I hereby certify that the Plan as am ended and restated hereby was approved by the stockholders of Watson Pharmaceuticals, Inc. on          , 2011.

Executed on this  day of          , 2011.

Secretary

WATSON PHARMACEUTICALS, INC.
MORRIS CORPORATE CENTER III
400 INTERPACE PARKWAY
PARSIPPANY, NJ 07054
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M30775-P08504	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
WATSON PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors
	Nominees:	For	Against	Abstain

	1a. Michael J. Fedida	☐	☐	☐

	1b. Albert F. Hummel	☐	☐	☐

	1c. Catherine M. Klema	☐	☐	☐

	1d. Anthony Selwyn Tabatznik	☐	☐	☐

2.
To approve an amendment and restatement of the Company’s articles of incorporation to provide for the declassification of the Board of Directors and to delete certain provisions from the articles of incorporation.
		☐	☐	☐

3.	To approve the Fourth Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc.	☐	☐	☐

4.	To take an advisory (non-binding) vote to approve Named Executive Officer compensation.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.		☐	☐

		Yes	No

The Board of Directors recommends you vote 1 year on the following proposal:		1 Year	2 Years	3 Years	Abstain

5.	To take an advisory (non-binding) vote on the frequency of future advisory votes to approve Named Executive Officer compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

6.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will also be transacted.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Combo Document and Information Statement are available at www.proxyvote.com.

M30776-P08504

WATSON PHARMACEUTICALS, INC.
MORRIS CORPORATE CENTER III
400 INTERPACE PARKWAY
PARSIPPANY, NJ 07054
PROXY-SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS - May 13, 2011
The undersigned hereby appoints Paul M. Bisaro and David A. Buchen, or either of them, as proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares which the undersigned would be entitled to vote if personally present at the 2011 Annual Meeting of Stockholders of WATSON PHARMACEUTICALS, INC. to be held on May 13, 2011, and any adjournments or postponements thereof, with respect to the following as designated on the reverse side.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to Be Held on May 13, 2011.

WATSON PHARMACEUTICALS, INC.
WATSON PHARMACEUTICALS, INC.
MORRIS CORPORATE CENTER III
400 INTERPACE PARKWAY
PARSIPPANY, NJ 07054

Meeting Information

Meeting Type:	Annual Meeting

For holders as of:	March 18, 2011

Date:	May 13, 2011 Time: 9:00 AM

Location:	Sheraton Parsippany Hotel 199 Smith Rd. Parsippany, NJ
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M30777-P08504

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT          COMBO DOCUMENT          INFORMATION STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
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3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2011 to facilitate timely delivery.
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Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
M30778-P08504

                                 Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors

Nominees:

1a. Michael J. Fedida

1b. Albert F. Hummel

1c. Catherine M. Klema

1d. Anthony Selwyn Tabatznik

2.
To approve an amendment and restatement of the Company’s articles of incorporation to provide for the declassification of the Board of Directors and to delete certain provisions from the articles of incorporation.

3.	To approve the Fourth Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc.

4.	To take an advisory (non-binding) vote to approve Named Executive Officer compensation.
The Board of Directors recommends you vote 1 year on the following proposal:
5.	To take an advisory (non-binding) vote on the frequency of future advisory votes to approve Named Executive Officer compensation.
The Board of Directors recommends you vote FOR the following proposal:
6.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof will also be transacted.

M30779-P08504

M30780-P08504